UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-01090

NOMURA PARTNERS FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

4 Copley Place, 5th Floor

CPH-0326

Boston, MA 02116

(Address of Principal Executive Offices)(Zip Code)

4 Copley Place, 5th Floor

CPH-0326

Boston, MA 02116

COPIES TO:

Nora M. Jordan, Esq.

Davis Polk & Wardwell LLP

450 Lexington Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code: 1-800-535-2726

Date of Fiscal Year End: September 30

Date of Reporting Period: October 1, 2013 – September 30, 2014

Item 1.	Reports to Stockholders.

Nomura Partners Funds

The World from Asia

NOMURA

Annual Report

September 30, 2014

Nomura Partners Funds, Inc.

The Japan Fund

High Yield Fund

IMPORTANT INFORMATION

The global equity markets have produced short-term returns for some sectors/asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, performance may be subject to substantial short-term changes.

The views in this report are those of the managers of the series of the Nomura Partners Funds, Inc. (the “Funds”) as of September 30, 2014 and may not reflect their views on the date this report is first published or anytime thereafter and should not be considered investment advice. Statements concerning financial market trends are based on current market conditions, which will fluctuate. References to specific securities and issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. This report may contain discussions about investments that may or may not be held by the Funds as of the date of this report. Holdings and allocations are subject to change. There is no guarantee that these investment strategies will work under all market conditions, and each investor should evaluate their ability to invest for the long-term.

Investing includes risk, including possible loss of principal. International investing involves certain risks and increased volatility not associated with investing solely in the U.S. These risks include currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. These risks are magnified in the Funds which invest in emerging markets. Funds focusing on a single country, limited geographic areas and/or limited sectors may result in greater market volatility. Also, the Funds may invest in securities issued by smaller companies, which typically involves greater risk than investing in larger, more established companies. High yield bonds are subject to greater price volatility, may be less liquid than higher rated securities and are subject to greater sensitivity to interest rate and economic changes. As interest rates rise, the value of debt securities decreases; whereas prepayment risk tends to occur during periods of declining interest rates. The decline in an issuer’s credit rating can negatively affect the value. The Funds may not be suitable for all investors and are not intended to be a complete investment program.

The Tokyo Stock Exchange Price Index (“TOPIX”) is an unmanaged capitalization weighted measure (adjusted in U.S. Dollars) of all shares listed on the first section of the Tokyo Stock Exchange. The MSCI Japan Index is a free float-adjusted index that includes every listed security in the Japanese market. The Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. One cannot invest directly in an index.

Price-to-book ratio is the ratio of a stock’s latest closing price divided by its book value per share. Book value is the total assets of a company minus total liabilities. Price to earnings (PE) ratio is the valuation of a company’s current share price relative to company earnings. EBITDA is used to analyze a company’s operating profitability before non-operating expenses. Yield-to-worst is the lowest potential bond yield received without the issuer defaulting, it assumes the worst-case scenario, or earliest redemption possible under terms of the bond. Basis Points (bps): unit of measure used in quoting yields. One basis point is equal to 0.01%. Option-adjusted spread (“OAS”) equates the present value of an underlying security’s cash flows to the market price of the security, while also valuing embedded options against general market volatility.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

(www.mscibarra.com)

Performance Summary (Unaudited) – The Japan Fund (the “Fund”)

September 30, 2014

Growth of a Hypothetical $10,000 Investment

Growth of a Hypothetical $1,000,000 Investment

Average Annual Total Return as of 9/30/14

	6 Month*	1 Year	3 Year	Since Inception (12/29/08)**
The Japan Fund — Class A (with load)	0.65%	-3.99%	7.80%	6.54%
(without load)	6.77%	1.84%	9.96%	7.63%
The Japan Fund — Class C (with load)	5.32%	1.06%	9.14%	6.83%
(without load)	6.32%	1.06%	9.14%	6.83%
The Japan Fund — Class I	6.90%	2.12%	10.17%	7.88%
TOPIX	4.46%	1.37%	9.25%	6.86%

Performance is historical and does not guarantee future results. Performance data assumes reinvestment of all dividend and capital gain distributions. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. As stated in the Fund’s current prospectus, the Fund’s annual operating expense ratios (gross) are 2.00% for Class A, 2.70% for Class C, and 1.75% for Class I.

However, the advisor contractually agreed to waive a portion of its fees and/or reimburse expenses through at least January 28, 2015 to limit (net) operating expenses to 1.60% (excluding Distribution and Service (12b-1) Fees, interest expense and certain other expenses) for all classes. Otherwise, returns shown would have been lower. Shares held less than 30 days may be subject to a 2.0% redemption fee. Please call 800-535-2726 or visit us online at www.nomurapartnersfunds.com for the Fund’s most recent month end performance.

*	Not annualized.
**	Class A, C and I launched on December 29, 2008. Class S has been in existence since 1962 and is presented in a separate table.
[1]	Represents a hypothetical investment of $10,000 in Class A shares after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charge equals $9,425).
[2]	Represents a hypothetical investment of $10,000 in Class C shares without the CDSC deducted. A 1.00% CDSC is, however, applied to any redemption less than 12 months from the purchase date.

Nomura Partners Funds	The World from Asia	:	1

Performance Summary (Unaudited) (concluded) – The Japan Fund

September 30, 2014

Performance is historical and does not guarantee future results. Performance data assumes reinvestment of all dividend and capital gain distributions. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. As stated in the Fund’s current prospectus, the Fund’s annual operating expense ratios (gross) is 1.82%. However, the advisor contractually agreed to waive a portion of its fees and/or reimburse expenses through at least January 28, 2015 to limit (net) operating expenses to 1.60% (excluding Distribution and Service (12b-1) Fees, interest expense and certain other expenses). Otherwise returns shown would have been lower. Shares held less than 30 days may be subject to a 2.0% redemption fee. Please call (800) 535-2726 or visit us online at www.nomurapartnersfunds.com for the Fund’s most recent month end performance.

Growth of a Hypothetical $10,000 Investment

Average Annual Total Return as of 9/30/14*

	6 month**	1 Year	3 Year	5 Year*	10 Year*
The Japan Fund, Inc. — Class S	6.91%	2.03%	10.16%	6.74%	3.45%
TOPIX	4.46%	1.37%	9.25%	5.72%	3.76%

*	Prior to November 1, 2008, the Fund was advised by a different investment advisor and sub-advisors and operated under certain different investment strategies. Accordingly, the Fund’s historical performance may not represent its current investment strategies.
**	Not annualized.

2	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Management’s Discussion of Fund Performance

(Unaudited) – The Japan Fund

Annual Review

The Fund (Class S) recorded a return of +2.03% in terms of Net Asset Value (NAV) per share for the annual review period from October 1, 2013 to September 30, 2014. The corresponding returns for the TOPIX index (the “benchmark”) with gross dividends reinvested and for the MSCI Japan Index with gross dividends reinvested were +1.37% and +0.93% in U.S. dollar terms, respectively. Therefore, the Fund outperformed relative to both its benchmark index and the MSCI Japan Index by 0.70 percentage points (70 basis points) and 1.10 percentage points (110 basis points), respectively.

After rallying to a 7-year high in the 4Q of 2013, the Japanese equity market fell back again through late-May 2014 due to two factors. External factors undermined investor risk tolerance, including concerns about falling equity markets and currencies in some emerging countries such as Argentina, and growing geopolitical tensions in the Ukraine and the Middle East. Domestic economic factors such as the uncertainty surrounding the impact of the consumption tax rate hike at the beginning of April 2014 also damaged confidence. Thereafter, the Japanese market rebounded, backed by rallies in overseas equity markets and the yen’s depreciation. The yen plunged amid growing attention to the difference in monetary policies between the US and Japan. With the US Federal Reserve’s moves toward the gradual normalization of monetary policy and the Bank of Japan’s continuous expansion of the monetary base, the policy divergence pushed the yen lower. The yen’s depreciation led to heightened expectations of better corporate earnings from foreign demand-oriented stocks and the TOPIX index renewed its year-to-date high in September 2014. Overall, the TOPIX index (including dividends) rose by 13.14% in local currency terms during the review period. However, the yen depreciated against the US dollar by 11.81%, so the TOPIX index rose by 1.37% in USD terms as noted above.

The Fund seeks long-term capital appreciation derived not only from value stocks but also from growth stocks, while also selecting from both large-cap and small-cap stock markets in Japan. Considering this objective, Nomura Asset Management utilizes a “multi-manager” approach to managing the Fund’s investments. The Fund’s investments are initially allocated to three portfolio management teams who are responsible for the large cap value, large cap growth, and small cap blend strategies, respectively. Decisions regarding the allocation of assets to a particular style are made by a dedicated asset allocation committee. Through this style diversification, Nomura Asset Management aims to capture the broader investment opportunities as well as ensuring that the portfolio is well diversified.

In terms of style allocation, we have maintained the existing strategy throughout this review period. At the end of September 30, 2014, we allocated 52.5% of the equity position to large cap value, 37.6% to large cap growth, and 9.9% to the small cap blend strategy. The total equity portfolio consisted of 282 stocks. The five largest sector weightings are Electric Appliances, Machinery, Transportation Equipment, Information & Communication and Banks. Within the top five sectors, the Fund held overweight exposures relative to the benchmark in the Machinery and

Top Ten Holdings

Ten Largest Equity Holdings
at September 30, 2014
1.	Toyota Motor Corp.	3.26%
2.	Mitsubishi Heavy Industries Ltd.	2.81%
3.	Dai-ichi Life Insurance Co. Ltd.	2.64%
4.	Mitsubishi UFJ Financial Group, Inc.	2.58%
5.	Hitachi Ltd.	2.41%
6.	Mitsubishi Electric Corp.	1.97%
7.	Seven & I Holdings Co. Ltd.	1.90%
8.	Toshiba Corp.	1.60%
9.	Fuji Heavy Industries Ltd.	1.60%
10.	Sony Corp.	1.59%

Portfolio holdings are subject to change. Holdings may combine more than one security from the same issuer and related depositary receipts and participating notes.

Percentages are based on net assets.

For more complete details about the Fund’s investment portfolio, see page 10. A quarterly Fund Summary and Portfolio Holdings list are available upon request.

Nomura Partners Funds	The World from Asia	:	3

Management’s Discussion of Fund Performance

(Unaudited) (concluded) – The Japan Fund

Portfolio Summary

Asset Allocation
September 30, 2014
Equity Holdings	97.05%
Other Assets Less Liabilities	2.95%

Sector Diversification
September 30, 2014
Industrials	29.31%
Consumer Discretionary	19.04%
Financials	12.35%
Information Technology	11.26%
Materials	9.53%
Consumer Staples	6.35%
Telecommunication Services	3.44%
Health Care	3.00%
Utilities	1.41%
Energy	1.36%

Asset allocation and sector diversification are subject to change.

Percentages are based on net assets.

For reporting purposes, industry classifications are combined in this sector diversification chart. For industry classifications, please see the Schedule of Investments starting on page 6.

Electric Appliances sectors, and it held underweight exposures to the Banks, Transportation Equipment and Information & Communication sectors.

The Fund outperformed by 0.70% points relative to the benchmark index for the one-year review period, chiefly due to the positive contribution from stock selection, while the style allocation effect was negative. In terms of stock selection, MITSUBISHI ELECTRIC CORPORATION (2.02% of holdings/ Electric Appliances), NGK SPARK PLUG CO., LTD. (0.95% of holdings/ Glass & Ceramics) and NSK LTD. (0.79% of holdings/ Machinery) added value, while HITACHI ZOSEN CORPORATION (0.26% of holdings/ Machinery), SUMITOMO REALTY & DEVELOPMENT CO., LTD. (1.02% of holdings/ Real Estate) and MURATA MANUFACTURING COMPANY, LTD. (0.14% of holdings/ Electric Appliances) detracted from the relative performance.

The Board of Nomura Partners Funds Announced on October 7, 2014 that the Merger of The Japan Fund with the Matthews Japan Fund was scheduled to close on October 20, 2014. At the closing Nomura Partners Funds, Inc. transferred all of the assets and specified liabilities of The Japan Fund (NPJAX, NPJCX, NPJIX, SJPNX) to the Matthews Japan Fund (MJFOX, MIJFX), at which time The Japan Fund shareholders merged with the shareholders of the Matthews Japan Fund.

The Board of Nomura Partners Funds Announced on October 7, 2014 that the Merger of The Japan Fund with the Matthews Japan Fund was scheduled to close on October 20, 2014. At the closing Nomura Partners Funds, Inc. transferred all of the assets and specified liabilities of The Japan Fund (NPJAX, NPJCX, NPJIX, SJPNX) to the Matthews Japan Fund (MJFOX, MIJFX), at which time The Japan Fund shareholders merged with the shareholders of the Matthews Japan Fund.

Effective October 16, 2013, all of the Funds of Nomura Partners Funds, Inc. were closed to purchases and exchanges. Nomura advised the Board that it planned to exit the U.S.A. retail mutual fund business. Consequently, the Board has decided to close the Funds to purchases and exchanges while it considers the best course of action for each of the Funds. The Board will consider the best interests of the investors in each of the Funds and may decide to liquidate, merge, assign the advisory contract or to take another course of action for one or more of the Funds. Nomura has advised the Board that it will continue to manage the Funds during the transition and will take reasonable steps, in consultation with the Board, to ensure that investors are not adversely affected during the transition.

Past performance is not a guarantee of future results. Performance shown represents that of the Fund’s Class S shares. Performance does not reflect any applicable front end sales charge or redemption fees. If reflected, returns would have been lower.

4	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Performance Summary (Unaudited) — High Yield Fund (the “Fund”)

September 30, 2014

Growth of a Hypothetical $10,000 Investment

Growth of a Hypothetical $1,000,000 Investment

Average Annual Total Return as of 9/30/14

	6 Month*	1 Year	3 Year	Since Inception (12/27/12)
High Yield Fund — Class A (with load)	-3.25%	4.14%	—	6.46%
(without load)	0.53%	8.21%	—	8.80%
High Yield Fund — Class C (with load)	-0.85%	7.39%	—	7.99%
(without load)	0.15%	7.39%	—	7.99%
High Yield Fund — Class I	0.66%	8.50%	—	9.06%
Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index	0.60%	7.23%	—	6.26%

Performance is historical and does not guarantee future results. Performance data assumes reinvestment of all dividend and capital gain distributions. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. As stated in the Fund’s current prospectus, the Fund’s annual operating expense ratios (gross) are 2.82% for Class A, 3.67% for Class C, and 2.60% for Class I.

However, the advisor contractually agreed to waive a portion of its fees and/or reimburse expenses through at least January 28, 2015 to limit (net) operating expenses to 0.85% (excluding Distribution and Service (12b-1) Fees, interest expense and certain other expenses) for all classes. Otherwise returns shown would have been lower. Shares held less than 30 days may be subject to a 2.0% redemption fee. Please call (800) 535-2726 or visit us online at www.nomurapartnersfunds.com for the Fund’s most recent month end performance.

*	Not annualized.
[1]	Represents a hypothetical investment of $10,000 in Class A shares after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charge equals $9,625).
[2]	Represents a hypothetical investment of $10,000 in Class C shares without the CDSC deducted. A 1.00% CDSC is, however, applied to any redemption less than 12 months from the purchase date.

Nomura Partners Funds	The World from Asia	:	5

Management’s Discussion of Fund Performance

(Unaudited) – High Yield Fund

Top Ten Holdings

Ten Largest Issuers
at September 30, 2014
1.	Barclays Bank PLC	1.45%
2.	Landry’s Holdings II, Inc.	1.26%
3.	Shelf Drilling Holdings Ltd.	1.14%
4.	Schaeffler Finance BV	1.07%
5.	T-Mobile USA, Inc.	1.06%
6.	Reynolds Group Issuer, Inc.	1.05%
7.	Ally Financial, Inc.	0.98%
8.	United Rentals North America, Inc.	0.97%
9.	JPMorgan Chase & Co.	0.90%
10.	ArcelorMittal	0.89%

Portfolio holdings are subject to change. Holdings may combine more than one security from the same issuer and related depositary receipts and participating notes.

Percentages are based on net assets.

For more complete details about the Fund’s investment portfolio, see page 16. A quarterly Fund Summary and Portfolio Holdings list are available upon request.

Annual Review

The Fund’s performance for the period ended September 30, 2014 was 8.21% in terms of Net Asset Value (NAV) per share. The corresponding return for the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index (the “benchmark”) was 7.23%. Therefore the Fund outperformed the benchmark by 0.98%.

Our outperformance over the year came from several sources. First, our bearish view on Treasuries at the beginning of 2013 led us to underweight duration-sensitive BB-rated issuers, and overweight B-rated issuers and short-duration higher-quality CCC-rated issuers. This posture lowered our average duration-to-worst, put additional spread cushion in the portfolio, and allowed us to benefit from increased mergers and acquisitions activity throughout the year. We find that B-rated and CCC-rated companies have much stronger covenant packages than higher-quality BB-rated issuers, which typically lack change-of-control covenants, restrictions on affiliate transactions, and stand-alone asset sales covenants, among others. We also allocated to leveraged loans throughout the year, which helped to further protect us from rate shocks that occurred in May and June.

Second, we were very active in the new issue market throughout the year. We found that new issue deal quality remained healthy, and the bulk of the use of proceeds continued to be for refinancing purposes. Further, by building positions through new issue, we are not incurring transaction costs via the bid/ask spread, which is very helpful in a tight environment. And third, sectors like Homebuilders and Building Products, Bank/Finance, Wireless, and Oil & Gas all contributed to relative outperformance throughout the year.

Global markets came under pressure in January due to a combination of factors; namely developing stress in emerging markets, a downturn in global Purchasing Managers’ Indexes (“PMI’s”), a turn in U.S. economic momentum from a rapid pace at the turn of the year, and the seeming uniformity of sentiment/positioning heading into the year (positioned for higher bond yields and stock prices). U.S. investors had to contend with heighted emerging market FX volatility despite aggressive policy responses from central banks, and surfacing concerns around China’s shadow banking industry.

Throughout the month of February the high yield market benefited from a mix of resilient equities and lower Treasury yields, but also robust inflows and light new supply. The two underlying themes supporting the markets included an ability of investors to give the U.S. economy the benefit of the doubt and dismiss weak data as a function of severe weather, and also areas of geopolitical risk (Ukraine) managed to remain “localized”. Risk markets rebounded from their brief pause late in January as the overriding themes that have driven markets for much of the last year remain in place. Slow-but-steady growth in the U.S. and a recovering European economy are the main themes. These factors all combined to support a recovery in risk markets including high yield. Within the high yield market, BB-rated

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Management’s Discussion of Fund Performance

(Unaudited) (continued) – High Yield Fund

credits were the standout as steady treasury rates near recent lows gave them room to rally.

The main themes in high yield during the month of April were the outperformance of long-duration bonds, and the long-anticipated Energy Future Holdings (TXU) default. The first estimate of Q1 gross domestic product (GDP) came in weaker than expectations at 0.1%. Inclement weather and drag from an inventory correction had a significant impact on growth. The unemployment rate dropped in April by 0.4 percentage points, in part, due to a decline in gross inflows in to the labor market which lowered the participation rate.

TXU filed for bankruptcy on April 29, 2014. The company had been operating under an extremely high debt burden for several years, while cash flow had been negatively impacted by low commodity prices (particularly natural gas). The company filed for bankruptcy with the major creditor parties having agreed to a restructuring framework. The market had been expecting this bankruptcy for quite some time, and the filing had no negative impact on the market. Also, it should be noted that our positions in the structure traded higher after the filing. Our main positions were in the regulated Energy Future Intermediate Holdings (EFIH) side of the business.

The main theme in the fixed-income markets during the month of May was the precipitous drop in global government bond yields. While the decline in yields was surprising, most of the moves across Europe were simply reversing the increase into the last week of May. June turned out to be a relatively quiet month for the high yield market. High-yield bond yields and spreads ground tighter throughout the month as a combination of accommodative global central banks, modest growth trends, low market volatility, and benign U.S. Treasury yields continued to fuel market participants’ search for yield.

The Bureau of Labor Statistics reported that non-farm payrolls gained an additional 288k jobs in June, handily beating market expectations. Coupled with a 29k upward revision to the prior two months, non-farm payrolls averaged 272k job gains per month in Q2, suggesting robust growth in economic activity. The details of the report showed that there was a sharp drop in the number of unemployed people while the participation rate remained unchanged at 62.8%, suggesting that the decline in the unemployment rate was primarily due to more people finding jobs rather than exiting the labor market.

Meanwhile, the Federal Open Market Committee (FOMC) announced an additional $10bn reduction in the pace of asset purchases starting in July ($20bn UST, $15bn mortgage-backed securities (MBS) per month). Consensus growth and labor market outlooks support the expectation of an increase in the Fed Funds rate in 2015.

The high yield market saw a correction in July as the market fell 1.32%. This sell-off was even across the ratings categories with CCCs seeing mild underperformance, down 1.45% in July. The last day of the month (Thursday) was the worst day of the month, and it continued into the first

Portfolio Summary

Asset Allocation
September 30, 2014
Corporate Obligations	87.62%
Senior Term Loans	6.92%
Preferred Stocks	0.74%
Common Stocks	0.38%
Convertible Bonds	0.14%
Cash Equivalents	2.56%
Other Assets Less Liabilities	1.64%

Sector Diversification
September 30, 2014
Services	13.51%
Energy	12.64%
Basic Industry	10.15%
Telecommunication	7.56%
Capital Goods	7.21%
Media	6.71%
Banking	6.25%
Consumer Cyclical	5.20%
Healthcare	5.12%
Technology & Electronics	4.99%
Financial Services	4.53%
Automotive	4.16%
Utility	2.82%
Consumer Non-Cyclical	2.56%
Financials	1.01%
Insurance	0.75%
Real Estate	0.32%
Consumer Goods	0.18%
Leisure	0.13%

Asset allocation and sector diversification are subject to change.

Percentages are based on net assets.

For reporting purposes, industry classifications are combined in this sector diversification chart. For industry classifications, please see the Schedule of Investments starting on page 16.

Nomura Partners Funds	The World from Asia	:	7

Management’s Discussion of Fund Performance

(Unaudited) (continued) – High Yield Fund

Credit Quality Breakdown*
(% of Total Investments as of September 30, 2014)

S&P Ratings
A-	0.05%
BBB	0.45%
BBB-	1.97%
BB+	5.87%
BB	11.08%
BB-	10.13%
B+	9.49%
B	13.73%
B-	11.34%
CCC+	15.98%
CCC	2.28%
CCC-	1.25%
CC	0.19%
D	0.38%
NR	13.21%
Short-Term Investments	2.60%

Total	100.00%

*	Expressed as a percentage of total investments (excluding securities lending collateral if applicable) and may vary over time.

NR — Not Rated

day of August. The catalyst for the sell-off was a confluence of factors. Most importantly, the market had been grinding tighter for a while and yields and spreads had gotten tighter, creating less room for surprises in valuation. Meanwhile, in July, markets began to wonder if steady economic growth would potentially lead the Fed to begin raising interest rates a bit sooner than expected. Furthermore, augmented sanctions against Russia raised the likelihood of some disruptions for those companies with business there. To a lesser degree, investors were reminded about risks by other problems in the world such as Argentina’s conflicts with certain bondholders, a conglomerate’s problems in Portugal, Iraq, and Israel. We believe that the S&P 500 Index sold off 1.50% in July for these reasons.

The high yield market rebounded strongly in August, as most market participants realized that valuations had significantly improved since June. The sell-off in July attracted investors who felt that spreads above 400bps were attractive given that the fundamental outlook for the asset class remained positive. Sentiment improved throughout August as U.S. interest rate and monetary policy fears subsided, geopolitical tensions eased a bit, and corporate earnings were generally solid. From a technical perspective, the record set of retail outflows experienced in July reversed in early August as the market experienced three consecutive weekly inflows. New issuance slowed to a 2.5 year low of $4.9bln in August, creating more demand in the secondary market.

Early September saw a re-pricing in the high yield market due to a number different factors. First, a large supply of new issuance hit the market after the strong rally in August, including several deals that were not expected. 82 deals were priced during September for a total of $42.8bln in proceeds. This compares with 65 deals priced for a total of $46.1bln in proceeds over the same period last year. Second, the anxiety concerning monetary policy came to the fore once again as we entered mid-September. The focus of this nervousness was the Federal Reserve’s plan for Fed Fund Rate hikes in 2015. Rates sold off across the Treasury curve, the U.S. dollar strengthened versus most currencies, and as a result, oil dropped (also due to lower China demand). Third, geopolitical concerns resurfaced during the course of the month as U.S. airstrikes against ISIS intensified.

So what has changed? First, lower China GDP outlook has put significant downward pressure on commodities such as iron ore. With weaker oil prices due to slowing China demand, coupled with a stronger dollar, on-shore oil services bonds have re-priced the most. Oil and gas production credits have also underperformed due to the large supply of new issues which were not generally well received. Second, there is some fear that rate hikes in mid-2015 will have a negative impact on future growth potential, with a post-FOMC meeting Fed Funds Rate projection of 1.375%. Third, U.S. military engagement against ISIS/ISIL has intensified.

Towards the end of September we learned that Bill Gross left PIMCO. While there have been rumors of tensions within PIMCO for some time now, the announcement that Gross had left the firm that he founded surprised the market. PIMCO manages large total return funds which have a small

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Management’s Discussion of Fund Performance

(Unaudited) (concluded) – High Yield Fund

allocation to high-quality high yield assets. Estimates are that PIMCO has $20-$40bln of exposure to high yield, mostly BB- and B-rated issuers, so we do have to monitor the short-term technicals of the market.

We did use the recent market volatility to add to some BB-rated issuers that we felt were oversold, and we decreased our CCC-rated exposure. This increased the overall credit quality of the portfolio at much better valuations. After the re-pricing in the markets over the past 3-months, the overall yield-to-worst and spread are now higher than they were at the end of the second quarter.

We believe these valuation-type sell-offs have been very brief and we think the September sell-off presents a buying opportunity as the fundamental news remains positive. The U.S. economy expanded in the second quarter 2014 at the fastest rate since the last three months of 2011 as companies stepped up investment and households boosted spending. We expect the growth in the second half of 2014 to be in the range of 3.0%-3.5%. We believe that the economy is firmly in the steady growth environment that we have enjoyed over the past few years. Revenue growth is up, corporate profitability is strong, healthy capital market events (Mergers & Acquisitions, Initial Public Offerings, asset sales) are occurring, and credit fundamentals are improving. High yield issuers continue to refinance higher-coupon debt, extend maturities, and focus on balance sheet repair.

Effective October 16, 2013, all of the Funds of Nomura Partners Funds, Inc. were closed to purchases and exchanges. Nomura advised the Board that it planned to exit the U.S.A. retail mutual fund business. Consequently, the Board has decided to close the Funds to purchases and exchanges while it considers the best course of action for each of the Funds. The Board will consider the best interests of the investors in each of the Funds and may decide to liquidate, merge, assign the advisory contract or to take another course of action for one or more of the Funds. Nomura has advised the Board that it will continue to manage the Funds during the transition and will take reasonable steps, in consultation with the Board, to ensure that investors are not adversely affected during the transition.

Past performance is not a guarantee of future results. Performance shown represents that of the Fund’s Class A shares. Performance does not reflect any applicable front end sales charge or redemption fees. If reflected, returns would have been lower.

Nomura Partners Funds	The World from Asia	:	9

Schedule of Investments – The Japan Fund

as of September 30, 2014

Common Stocks 97.05%

	Shares	Value ($)
Consumer Discretionary 19.04%
Auto Components 2.91%
Bridgestone Corp.	39,700	1,314,115
Denso Corp.	9,300	429,116
Kinugawa Rubber Industrial Co. Ltd.	26,000	110,606
Koito Manufacturing Co. Ltd.	17,100	464,932
NGK Spark Plug Co. Ltd.	49,800	1,468,263
Piolax, Inc.	3,300	154,451
Press Kogyo Co. Ltd.	35,000	144,373
Sumitomo Rubber Industries Ltd.	17,700	251,347
Yorozu Corp.	15,400	263,626
		4,600,829

Automobiles 7.84%
Daihatsu Motor Co. Ltd.	19,900	315,021
Fuji Heavy Industries Ltd.	76,200	2,522,545
Honda Motor Co. Ltd.	40,500	1,404,741
Isuzu Motors Ltd.	53,500	756,811
Mazda Motor Corp.	53,200	1,335,332
Mitsubishi Motors Corp.	34,300	416,659
Nissan Motor Co. Ltd.	35,800	349,298
Suzuki Motor Corp.	4,300	142,687
Toyota Motor Corp.	87,500	5,142,108
		12,385,202

Distributors 0.07%
Paltac Corp.	8,800	107,494

Diversified Consumer Services 0.03%
Step Co. Ltd.	5,100	38,785

Hotels, Restaurants & Leisure 1.52%
Aeon Fantasy Co.	5,900	78,031
Doutor Nichires Holdings Co. Ltd.	4,000	63,406
H.I.S. Co. Ltd.	2,400	64,023
Oriental Land Co. Ltd.	8,700	1,646,593
Resorttrust, Inc.	10,200	227,910
Saint Marc Holdings Co. Ltd.	2,500	126,338
Tosho Co. Ltd.	8,600	187,145
		2,393,446

Household Durables 1.91%
Alpine Electronics, Inc.	7,700	126,995
Fujitsu General Ltd.	17,000	209,080
Sony Corp.	139,300	2,510,111
Starts Corp., Inc.	11,800	174,728
		3,020,914

	Shares	Value ($)
Internet & Catalog Retail 0.34%
Rakuten, Inc.	36,700	423,825
Start Today Co. Ltd.	5,200	112,602
		536,427

Leisure Equipment & Products 0.93%
Bandai Namco Holdings, Inc.	15,000	384,372
Shimano, Inc.	6,200	754,556
Yamaha Corp.	24,600	321,738
		1,460,666

Media 1.57%
CyberAgent, Inc.	11,000	385,010
Dentsu, Inc.	36,700	1,398,718
Kadokawa Corporation	3,200	71,395
Septeni Holdings Co. Ltd.	14,100	163,874
SKY Perfect JSAT Holdings, Inc.	55,300	324,404
TV Asahi Corp.	8,700	137,205
		2,480,606

Multiline Retail 0.46%
Don Quijote Co. Ltd.	1,200	68,877
Isetan Mitsukoshi Holdings Ltd.	13,800	179,841
J Front Retailing Co. Ltd.	25,500	333,931
Matsuya Co. Ltd.	11,700	145,413
		728,062

Specialty Retail 1.46%
ABC-Mart, Inc.	2,100	107,224
Adastria Holdings Co. Ltd.	3,100	60,466
AOYAMA Trading Co. Ltd.	5,300	123,562
Arc Land Sakamoto Co. Ltd.	10,800	252,896
Fast Retailing Co. Ltd.	2,900	971,811
Jin Co. Ltd.	2,200	59,408
K’s Holdings Corp.	4,600	137,188
Shimachu Co. Ltd.	5,700	131,740
Tokyo Derica Co. Ltd.	5,050	77,880
United Arrows Ltd.	4,300	159,112
Xebio Co. Ltd.	15,200	230,606
		2,311,893
Total Consumer Discretionary		30,064,324

Consumer Staples 6.35%
Food & Staples Retailing 2.78%
Arcs Co. Ltd.	3,700	77,398
Axial Retailing, Inc.	2,200	41,887
Belc Co. Ltd.	4,700	129,497
Heiwado Co. Ltd.	8,200	137,879

The accompanying notes are an integral part of the financial statements.

10	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments – The Japan Fund

as of September 30, 2014

Common Stocks (continued)

	Shares	Value ($)
Consumer Staples (continued)
Lawson, Inc.	7,200	503,878
Seven & I Holdings Co. Ltd.	77,100	2,993,266
Sugi Holdings Co. Ltd.	1,900	79,815
Welcia Holdings Co. Ltd.	9,600	286,290
Yaoko Co. Ltd.	2,300	136,780
		4,386,690

Food Products 1.67%
Ajinomoto Co., Inc.	22,000	366,395
Ariake Japan Co. Ltd.	3,000	67,253
Calbee, Inc.	10,000	327,597
Ezaki Glico Co. Ltd.	2,000	69,165
Fuji Oil Co. Ltd.	16,700	246,624
Kewpie Corp.	21,100	356,479
MEIJI Holdings Co. Ltd.	13,100	1,038,007
NH Foods, Ltd.	8,000	170,079
		2,641,599

Household Products 0.73%
Unicharm Corp.	50,700	1,153,842

Personal Products 0.05%
Milbon Co. Ltd.	2,400	79,684

Tobacco 1.12%
Japan Tobacco, Inc.	54,000	1,757,712
Total Consumer Staples		10,019,527

Energy 1.36%
Energy Equipment & Services 0.34%
Modec, Inc.	20,600	540,150

Oil, Gas & Consumable Fuels 1.02%
INPEX Corp.	73,800	1,044,795
JX Holdings, Inc.	123,500	569,540
		1,614,335
Total Energy		2,154,485

Financials 12.35%
Capital Markets 0.28%
Monex Group, Inc.	23,200	60,557
SBI Holdings, Inc./Japan	33,700	377,826
		438,383

Commercial Banks 5.24%
Chiba Bank Ltd.	114,000	793,875
Fukuoka Financial Group, Inc.	126,000	601,374
Hiroshima Bank Ltd.	34,000	166,830
Keiyo Bank Ltd.	24,000	122,432
Mitsubishi UFJ Financial Group, Inc.	720,200	4,076,716

	Shares	Value ($)
Resona Holdings, Inc.	71,400	402,961
Sumitomo Mitsui Financial Group, Inc.	35,500	1,448,671
Sumitomo Mitsui Trust Holdings, Inc.	149,000	620,836
The San-In Godo Bank Ltd.	7,000	49,423
		8,283,118

Consumer Finance 0.58%
Credit Saison Co. Ltd.	17,200	331,943
Hitachi Capital Corp.	24,000	577,785
		909,728

Diversified Financial Services 0.83%
Financial Products Group Co. Ltd.	4,000	37,309
Fuyo General Lease Co. Ltd.	4,500	175,565
Mitsubishi UFJ Lease & Finance Co. Ltd.	76,400	399,601
ORIX Corp.	27,400	378,402
Ricoh Leasing Co. Ltd.	11,500	321,150
		1,312,027

Insurance 4.07%
Dai-ichi Life Insurance Co. Ltd.	280,300	4,164,561
Sampo Japan NipponKoa Holdings, Inc.	16,300	396,040
T&D Holdings, Inc.	31,600	406,308
Tokio Marine Holdings, Inc.	47,100	1,462,639
		6,429,548

Real Estate Management & Development 1.35%
Daibiru Corp.	6,700	76,985
Mitsui Fudosan Co. Ltd.	12,000	367,986
Sumitomo Realty & Development Co. Ltd.	44,000	1,567,464
Tokyo Tatemono Co. Ltd.	15,000	121,467
		2,133,902
Total Financials		19,506,706

Health Care 3.00%
Health Care Equipment & Supplies 0.72%
Asahi Intecc Co. Ltd.	4,200	192,611
Hogy Medical Co. Ltd.	10,400	551,571
Rion Co. Ltd.	5,800	75,147
Sysmex Corp.	8,000	321,631
		1,140,960

Health Care Providers & Services 0.12%
Tokai Corp/Gifu	2,200	67,631
Tsukui Corp.	13,200	131,256
		198,887

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	11

Schedule of Investments – The Japan Fund

as of September 30, 2014

Common Stocks (continued)

	Shares	Value ($)
Health Care (continued)
Pharmaceuticals 2.16%
Astellas Pharma, Inc.	131,300	1,956,845
Chugai Pharmaceutical Co. Ltd.	29,500	852,580
Kyowa Hakko Kirin Co. Ltd.	14,000	171,858
Nippon Shinyaku Co. Ltd.	14,000	423,867
		3,405,150
Total Health Care		4,744,997

Industrials 29.31%
Air Freight & Logistics 0.20%
Kintetsu World Express, Inc.	3,900	148,729
Yusen Logistics Co. Ltd.	15,700	165,563
		314,292

Airlines 0.26%
Japan Airlines Co. Ltd.	14,800	405,039

Building Products 1.91%
Bunka Shutter Co. Ltd.	36,000	320,908
Daikin Industries Ltd.	21,500	1,334,255
Komatsu Wall Industry Co. Ltd.	4,200	102,938
Nichias Corp.	15,000	98,886
Noritz Corp.	6,700	118,438
Sanwa Holdings Corp.	73,000	520,345
Sekisui Jushi Corp.	9,700	130,555
Takara Standard Co. Ltd.	15,000	128,183
Takasago Thermal Engineering Co. Ltd.	20,100	260,455
		3,014,963

Commercial Services & Supplies 0.74%
Kokuyo Co. Ltd.	10,200	82,272
Moshi Moshi Hotline, Inc.	13,100	124,290
Nippon Kucho Service Co. Ltd.	10,900	82,306
Sato Holdings Corp.	9,400	264,299
Sohgo Security Services Co. Ltd.	14,800	348,055
Toppan Printing Co. Ltd.	20,000	143,848
Tosho Printing Co. Ltd.	28,000	126,921
		1,171,991

Construction & Engineering 3.62%
JGC Corp.	25,000	682,917
Kajima Corp.	468,000	2,241,732
Kinden Corp.	14,000	144,108
Kyudenko Corp.	17,000	201,042
Meisei Industrial Co. Ltd.	22,000	137,298
Nippo Corp.	12,000	220,168
Obayashi Corp.	54,000	370,093

	Shares	Value ($)
Penta-Ocean Construction Co. Ltd.	130,000	438,587
Shimizu Corp.	17,000	134,190
Taikisha Ltd.	10,200	228,261
Taisei Corp.	149,000	841,573
Yurtec Corp.	17,000	83,151
		5,723,120

Electrical Equipment 4.85%
GS Yuasa Corp.	95,000	554,063
Mabuchi Motor Co. Ltd.	4,400	384,413
Mitsubishi Electric Corp.	233,000	3,106,439
Nidec Corp.	14,200	961,446
Nissin Electric Co. Ltd.	41,000	243,901
Sumitomo Electric Industries Ltd.	155,600	2,301,735
Toyo Tanso Co. Ltd.	5,400	112,045
		7,664,042

Industrial Conglomerates 1.60%
Toshiba Corp.	546,000	2,532,181

Machinery 10.44%
Daifuku Co. Ltd.	18,300	215,383
Ebara Corp.	210,000	1,259,597
FANUC Corp.	4,800	866,807
Hino Motors Ltd.	11,800	165,234
Hitachi Zosen Corp.	68,500	404,460
Hosokawa Micron Corp.	3,000	17,795
Komatsu Ltd.	71,100	1,645,734
Komori Corp.	26,300	319,630
Kubota Corp.	60,000	945,684
Makino Milling Machine Co. Ltd.	96,000	710,844
Makita Corp.	13,200	746,920
Minebea Co. Ltd.	48,000	655,563
Mitsubishi Heavy Industries Ltd.	689,000	4,437,173
Nabtesco Corp.	6,800	163,158
Nippon Thompson Co. Ltd.	15,000	77,594
NSK Ltd.	85,000	1,211,700
Obara Group, Inc.	5,900	216,415
Oiles Corp.	23,040	443,509
ShinMaywa Industries Ltd.	32,000	291,228
SMC Corp.	3,700	1,021,773
Toshiba Machine Co. Ltd.	75,000	341,222
Tsubakimoto Chain Co.	39,000	322,462
		16,479,885

Marine 0.87%
Nippon Yusen K.K.	520,000	1,372,486

The accompanying notes are an integral part of the financial statements.

12	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments – The Japan Fund

as of September 30, 2014

Common Stocks (continued)

	Shares	Value ($)
Industrials (continued)
Professional Services 0.15%
Nihon M&A Center, Inc.	3,700	107,553
Temp Holdings Co. Ltd.	4,300	130,591
		238,144

Road & Rail 1.51%
East Japan Railway Co.	9,700	727,504
Hamakyorex Co. Ltd.	1,400	48,481
Hankyu Hanshin Holdings, Inc.	117,000	680,464
Nippon Express Co. Ltd.	91,000	381,688
Sankyu, Inc.	21,000	111,844
Seino Holdings Co. Ltd.	35,000	280,573
Senko Co. Ltd.	34,000	147,464
		2,378,018

Trading Companies & Distributors 3.03%
Dai-ichi Jitsugyo Co. Ltd.	14,000	78,260
Hanwa Co. Ltd.	70,000	261,942
Inabata & Co. Ltd.	17,000	171,398
Iwatani Corp.	6,000	41,729
Kanamoto Co. Ltd.	6,300	232,761
Marubeni Corp.	28,500	195,231
Mitsubishi Corp.	59,100	1,211,302
Mitsui & Co. Ltd.	140,000	2,209,159
MonotaRO Co. Ltd.	3,600	89,935
Sumitomo Corp.	26,300	290,468
		4,782,185

Transportation Infrastructure 0.13%
Sumitomo Warehouse Co. Ltd.	40,000	211,347
Total Industrials		46,287,693

Information Technology 11.26%
Communications Equipment 0.05%
Hitachi Kokusai Electric, Inc.	5,000	70,293

Computers & Peripherals 0.70%
NEC Corp.	118,000	408,275
Seiko Epson Corp.	14,500	697,316
		1,105,591

Electronic Equipment, Instruments & Components 6.21%
Alps Electric Co. Ltd.	7,900	135,797
Citizen Holdings Co. Ltd.	117,100	768,369
Hamamatsu Photonics K.K.	3,200	152,392
Hitachi High -Technologies Corp.	19,900	572,098
Hitachi Ltd.	499,000	3,797,770

	Shares	Value ($)
Japan Aviation Electronics Industry Ltd.	12,000	274,136
Keyence Corp.	2,800	1,218,079
Macnica, Inc.	12,100	386,339
Maruwa Co. Ltd/Aichi	4,900	153,607
Murata Manufacturing Co. Ltd.	1,900	216,230
Nichicon Corp.	15,400	110,735
Nippon Chemi-Con Corp.*	26,000	79,297
Oki Electric Industry Co. Ltd.	56,000	130,886
Osaki Electric Co. Ltd.	15,000	87,580
Panasonic Industrial Devices SUNX Co. Ltd.	22,700	115,978
Siix Corp.	12,500	216,851
TDK Corp.	22,200	1,240,499
Yaskawa Electric Corp.	11,000	149,112
		9,805,755

IT Services 2.28%
Fujitsu Ltd.	93,000	572,955
IT Holdings Corp.	8,800	153,555
LAC Co. Ltd.	24,600	233,607
NEC Networks & System Integration Corp.	14,400	325,574
NS Solutions Corp.	13,300	395,490
NTT Data Corp.	11,300	405,477
Poletowin Pitcrew Holdings, Inc.	20,400	187,900
SCSK Corp.	27,500	739,438
Transcosmos, Inc.	22,900	447,924
Zuken, Inc.	14,200	143,230
		3,605,150

Office Electronics 0.44%
Ricoh Co. Ltd.	36,200	389,236
Toshiba TEC Corp.	47,000	304,453
		693,689

Semiconductors & Semiconductor Equipment 0.63%
Rohm Co. Ltd.	13,200	831,409
Sanken Electric Co. Ltd.	20,000	168,467
		999,876

Software 0.95%
DTS Corp.	3,300	69,110
Fuji Soft, Inc.	18,100	439,982
Nintendo Co. Ltd.	4,600	500,662
NSD Co. Ltd.	4,700	73,892
OBIC Business Consultants Co. Ltd.	14,600	418,206
		1,501,852
Total Information Technology		17,782,206

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	13

Schedule of Investments – The Japan Fund

as of September 30, 2014

Common Stocks (continued)

	Shares	Value ($)
Materials 9.53%
Chemicals 4.95%
ADEKA Corp.	29,400	387,710
Arakawa Chemical Industries Ltd.	5,200	58,459
Asahi Kasei Corp.	77,000	625,666
Daicel Corp.	95,000	1,021,423
DIC Corp.	450,000	1,010,068
Hitachi Chemical Co. Ltd.	10,200	179,809
JSP Corp.	9,900	171,966
Kansai Paint Co. Ltd.	23,000	343,758
KUREHA Corp.	31,000	152,765
LINTEC Corp.	5,300	111,809
Mitsui Chemicals, Inc.*	205,000	570,616
Nitto Denko Corp.	9,500	521,512
NOF Corp.	24,000	149,748
Shikoku Chemicals Corp.	19,000	129,429
Taiyo Holdings Co. Ltd.	8,100	257,879
Takasago International Corp.	26,000	122,752
Takiron Co. Ltd.	12,000	60,442
Teijin Ltd.	69,000	166,781
Toray Industries, Inc.	182,000	1,203,896
Toyo Ink SC Holdings Co. Ltd.	121,000	564,094
		7,810,582

Construction Materials 0.08%
Japan Pile Corp.	15,300	132,190

Containers & Packaging 0.55%
FP Corp.	4,600	128,377
Fuji Seal International, Inc.	10,000	314,405
Rengo Co. Ltd.	74,000	332,748
The Pack Corp.	4,100	85,654
		861,184

Metals & Mining 3.76%
Asahi Holdings, Inc.	4,700	84,136
Chubu Steel Plate Co. Ltd.	27,300	152,981
Godo Steel Ltd.	102,000	148,801
Hitachi Metals Ltd.	21,000	377,647
JFE Holdings, Inc.	17,600	351,554
Kyoei Steel Ltd.	16,600	308,508
Nippon Steel & Sumitomo Metal Corp.	735,000	1,909,318
Osaka Steel Co. Ltd.	17,000	329,128
Sumitomo Metal Mining Co. Ltd.	71,000	1,000,914
UACJ Corporation	200,000	761,172
Yamato Kogyo Co. Ltd.	15,400	515,389
		5,939,548

	Shares	Value ($)
Paper & Forest Products 0.19%
Oji Holdings Corp.	79,000	299,160
Total Materials		15,042,664

Telecommunication Services 3.44%
Diversified Telecommunication Services 1.53%
Nippon Telegraph and Telephone Corp.	38,900	2,420,990

Wireless Telecommunication Services 1.91%
KDDI Corp.	33,000	1,985,735
Okinawa Cellular Telephone Co.	3,800	102,170
Softbank Corp.	13,100	919,578
		3,007,483
Total Telecommunication Services		5,428,473

Utilities 1.41%
Electric Utilities 0.39%
Tohoku Electric Power Co., Inc.	54,400	618,575

Gas Utilities 0.50%
Tokyo Gas Co. Ltd.	139,000	781,853

Independent Power Producers & Energy Traders 0.52%
Electric Power Development Co. Ltd.	25,100	818,504
Total Utilities		2,218,932
Total Common Stock (Cost $114,944,729)		153,250,007
Total Investments 97.05% (Cost $114,944,729)		153,250,007
Other Assets less Liabilities 2.95%		4,660,788
Net Assets 100.00%		157,910,795

*	Non income-producing security.

The accompanying notes are an integral part of the financial statements.

14	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments – The Japan Fund

as of September 30, 2014

VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$—	$153,250,007	$—	$153,250,007
Total Investments	$—	$153,250,007	$—	$153,250,007

There were no transfers between Level 1, 2, or 3 as of September 30, 2014, based upon the valuation input levels assigned to securities on September 30, 2013.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	15

Schedule of Investments – High Yield Fund

as of September 30, 2014

Corporate Obligations 87.62%

Principal Amount ($)	Interest Rate (%)	Maturity Date		Value ($)
Automotive 3.44%
Auto Parts & Equipments 2.99%
Affinia Group, Inc.
100,000	7.75	05/01/21		103,250
Chassix Holdings, Inc.
75,000	10.00	12/15/18	(a)	67,125
Dana Holding Corp.
75,000	5.38	09/15/21		76,687
200,000	6.00	09/15/23		207,500
Exide Technologies, Inc.
50,000	8.63	02/01/18	(b)	13,500
Gestamp Funding Luxembourg SA
200,000	5.63	05/31/20	(a)	203,000
EUR 200,000	5.88	05/31/20	(a)	267,287
Lear Corp.
25,000	5.38	03/15/24		25,250
Schaeffler Finance BV
200,000	6.88	08/15/18	(a)	209,000
EUR 100,000	2.75	05/15/19	(a)	126,904
EUR 100,000	3.25	05/15/19	(a)	125,636
EUR 100,000	3.50	05/15/22	(a)	126,021
Stackpole International Intermediate / Stackpole International Powder / Stackpl
100,000	7.75	10/15/21	(a)	101,000
				1,652,160

Automakers 0.45%
General Motors Co.
125,000	6.25	10/02/43		146,875
Navistar International Corp.
75,000	8.25	11/01/21		77,156
Oshkosh Corp.
25,000	5.38	03/01/22		25,250
				249,281
Total Automotive				1,901,441

Banking 5.88%
Banking 5.88%
Bank of America Corp.
125,000	6.25	09/29/49		124,805
225,000	5.20	12/31/49		212,625
Barclays Bank PLC
300,000	7.63	11/21/22		322,950
200,000	7.75	04/10/23		216,750
EUR 200,000	8.00	12/15/49		263,978
Credit Agricole SA
200,000	7.88	01/29/49	(a)	202,625
Credit Suisse Group AG
200,000	6.25	12/31/49	(a)	194,100

Principal Amount ($)	Interest Rate (%)	Maturity Date		Value ($)
JPMorgan Chase & Co.
100,000	6.75	08/29/49		105,550
100,000	5.00	12/29/49		97,992
100,000	5.15	12/31/49		95,500
125,000	6.13	12/29/49		124,312
75,000	6.00	12/31/49		74,156
Lloyds Banking Group PLC
380,000	7.50	12/31/49		392,350
Nordea Bank AB
200,000	5.50	09/23/49	(a),(c)	197,000
Royal Bank of Scotland Group PLC
350,000	7.64	12/31/49		371,875
Societe Generale SA
200,000	6.00	10/27/49	(a)	183,680
The Goldman Sachs Group, Inc.
25,000	5.70	12/31/49		25,485
Wells Fargo & Co.
50,000	5.90	12/29/49		51,063
Total Banking				3,256,796

Basic Industry 9.61%
Building & Construction 0.05%
Standard Pacific Corp.
25,000	8.38	01/15/21		28,750

Building Materials 3.41%
Allegion US Holding Co., Inc.
25,000	5.75	10/01/21		25,625
American Builders & Contractors Supply Co., Inc.
50,000	5.63	04/15/21	(a)	49,125
Associated Materials LLC / AMH New Finance, Inc.
25,000	9.13	11/01/17		24,594
Builders FirstSource, Inc.
75,000	7.63	06/01/21	(a)	76,500
Building Materials Holding Corp.
175,000	9.00	09/15/18	(a)	190,750
Cemex SAB de CV
200,000	5.70	01/11/25	(a),(b),(c)	193,200
CPG Merger Sub, LLC
100,000	8.00	10/01/21	(a)	101,750
Gibraltar Industries, Inc.
25,000	6.25	02/01/21		25,750
Hardwoods Acquisition, Inc.
50,000	7.50	08/01/21	(a)	49,500
HD Supply, Inc.
125,000	7.50	07/15/20		130,312
300,000	11.50	07/15/20		346,875
Headwaters, Inc.
50,000	7.25	01/15/19		52,000

The accompanying notes are an integral part of the financial statements.

16	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments – High Yield Fund

as of September 30, 2014

Corporate Obligations (continued)

Principal Amount ($)	Interest Rate (%)	Maturity Date		Value ($)
Basic Industry (continued)
Masonite International Corp.
25,000	8.25	04/15/21	(a)	26,875
New Enterprise Stone & Lime Co., Inc.
116,982	13.00	03/15/18		128,095
Nortek, Inc.
75,000	8.50	04/15/21		81,000
Rexel SA
200,000	5.25	06/15/20	(a)	201,875
RSI Home Products, Inc.
75,000	6.88	03/01/18	(a)	78,563
Summit Materials LLC / Summit Materials Finance Corp.
50,000	10.50	01/31/20		55,500
The Hillman Group, Inc.
50,000	6.38	07/15/22	(a)	48,625
				1,886,514

Chemicals 1.42%
Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC
375,000	9.00	11/15/20		359,062
Jac Holding Corp.
25,000	11.50	10/01/19	(a),(c)	25,688
Kissner Milling Co. Ltd.
75,000	7.25	06/01/19	(a)	77,062
NOVA Chemicals Corp.
50,000	5.25	08/01/23	(a)	52,188
Polymer Group, Inc.
25,000	6.88	06/01/19	(a)	24,969
Taminco Global Chemical Corp.
45,000	9.75	03/31/20	(a)	49,781
Trinseo Materials Operating SCA
90,000	8.75	02/01/19		94,950
WR Grace & Co-Conn
75,000	5.13	10/01/21	(a),(c)	76,406
25,000	5.63	10/01/24	(a),(c)	25,719
				785,825

Forestry & Paper 1.12%
Ainsworth Lumber Co., Ltd.
225,000	7.50	12/15/17	(a)	234,000
Boise Cascade Co.
25,000	6.38	11/01/20		26,125
Cascades, Inc.
25,000	5.50	07/15/22	(a)	24,344
Resolute Forest Products, Inc.
225,000	5.88	05/15/23		209,109

Principal Amount ($)	Interest Rate (%)	Maturity Date		Value ($)
Weyerhaeuser Real Estate Co.
75,000	4.38	06/15/19	(a)	73,594
50,000	5.88	06/15/24	(a)	49,938
				617,110

Metals & Mining Excluding Steel 2.36%
Alcoa, Inc.
50,000	5.13	10/01/24		50,162
Aleris International, Inc.
50,000	7.63	02/15/18		50,562
Alpha Natural Resources, Inc.
75,000	6.25	06/01/21		43,969
AuRico Gold, Inc.
25,000	7.75	04/01/20	(a)	25,125
Cloud Peak Energy Resources LLC
25,000	6.38	03/15/24		24,250
Coeur Mining, Inc.
25,000	7.88	02/01/21		23,563
Compass Minerals International, Inc.
75,000	4.88	07/15/24	(a)	72,000
Constellium NV
250,000	5.75	05/15/24	(a)	251,250
First Quantum Minerals Ltd.
200,000	7.25	05/15/22	(a)	205,000
FMG Resources August 2006 Pty Ltd.
75,000	6.88	02/01/18	(a)	77,250
Hecla Mining Co.
50,000	6.88	05/01/21		47,250
Magnetation LLC / Mag Finance Corp.
25,000	11.00	05/15/18	(a)	25,500
Murray Energy Corp.
50,000	8.63	06/15/21	(a)	52,000
Noranda Aluminum Acquisition Corp.
75,000	11.00	06/01/19		77,625
Novelis Inc/GA
50,000	8.38	12/15/17		52,062
SunCoke Energy Partners LP / SunCoke Energy Partners Finance Corp.
50,000	7.38	02/01/20	(a)	52,750
Thompson Creek Metals Co., Inc.
100,000	7.38	06/01/18		96,500
50,000	12.50	05/01/19		55,125
Wise Metals Intermediate Holdings LLC/Wise Holdings Finance Corp.
25,000	9.75	06/15/19	(a)	26,594
				1,308,537

Steel Producers & Products 1.25%
AK Steel Corp.
25,000	7.63	10/01/21		24,312

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	17

Schedule of Investments – High Yield Fund

as of September 30, 2014

Corporate Obligations (continued)

Principal Amount ($)	Interest Rate (%)	Maturity Date		Value ($)
Basic Industry (continued)
ArcelorMittal
125,000	10.35	06/01/19		152,969
50,000	5.75	08/05/20		52,375
175,000	6.00	03/01/21		184,625
100,000	7.50	10/15/39		103,500
Commercial Metals Co.
50,000	4.88	05/15/23		48,250
Steel Dynamics, Inc.
100,000	5.13	10/01/21	(a),(c)	101,500
United States Steel Corp.
25,000	6.88	04/01/21		26,750
				694,281
Total Basic Industry				5,321,017

Capital Goods 6.86%
Aerospace & Defense 0.80%
Alliant Techsystems, Inc.
25,000	5.25	10/01/21	(a)	25,188
CBC Ammo LLC / CBC FinCo, Inc.
25,000	7.25	11/15/21	(a)	25,094
Colt Defense, LLC / Colt Finance Corp.
100,000	8.75	11/15/17		59,125
GenCorp, Inc.
100,000	7.13	03/15/21		108,250
Spirit AeroSystems, Inc.
50,000	5.25	03/15/22	(a)	50,125
TransDigm, Inc.
75,000	6.00	07/15/22	(a)	74,156
50,000	6.50	07/15/24	(a)	49,875
Triumph Group, Inc.
50,000	5.25	06/01/22		49,500
				441,313

Diversified Capital Goods 1.42%
Anixter, Inc.
50,000	5.13	10/01/21		49,625
Belden, Inc.
25,000	5.25	07/15/24	(a)	24,062
Gates Global LLC / Gates Global Co.
125,000	6.00	07/15/22	(a)	118,125
Griffon Corp.
50,000	5.25	03/01/22		47,812
Harbinger Group, Inc.
75,000	7.75	01/15/22	(c)	74,719
75,000	7.75	01/15/22	(a)	74,719
NANA Development Corp.
175,000	9.50	03/15/19	(a)	168,875

Principal Amount ($)	Interest Rate (%)	Maturity Date		Value ($)
Titan International, Inc.
75,000	6.88	10/01/20		73,875
Unifrax I LLC / Unifrax Holding Co.
50,000	7.50	02/15/19	(a)	50,750
Unifrax I, LLC
100,000	7.50	02/15/19	(a)	101,500
				784,062

Machinery 1.25%
Cleaver-Brooks, Inc.
150,000	8.75	12/15/19	(a)	163,125
CNH Industrial Capital LLC
100,000	3.38	07/15/19	(a)	94,750
Emeco Pty Ltd.
200,000	9.88	03/15/19	(a)	200,000
Milacron, LLC
125,000	7.75	02/15/21	(a)	132,187
Neovia Logistics International Holdings, LLC
75,000	10.00	02/15/18	(a)	76,500
Waterjet Holdings, Inc.
25,000	7.63	02/01/20	(a)	25,938
				692,500

Packaging 3.39%
Ardagh Finance Holdings SA
EUR 100,000	8.38	06/15/19	(a)	123,779
Ardagh Packaging Finance PLC
200,000	6.25	01/31/19	(a)	198,500
200,000	6.75	01/31/21	(a)	200,500
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc.
200,000	6.00	06/30/21	(a)	192,500
Beverage Packaging Holdings Luxembourg II SA / Beverage Packaging Holdings II Is
50,000	5.63	12/15/16	(a)	49,750
BWAY Holding Co.
150,000	9.13	08/15/21	(a)	151,500
Mustang Merger Corp.
100,000	8.50	08/15/21	(a)	104,000
PaperWorks Industries, Inc.
100,000	9.50	08/15/19	(a)	102,125
Reynolds Group Issuer, Inc.
350,000	9.00	04/15/19		366,187
200,000	9.88	08/15/19		216,250
Sealed Air Corp.
25,000	8.38	09/15/21	(a)	27,875
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc.
75,000	6.38	05/01/22	(a)	72,187

The accompanying notes are an integral part of the financial statements.

18	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments – High Yield Fund

as of September 30, 2014

Corporate Obligations (continued)

Principal Amount ($)	Interest Rate (%)	Maturity Date		Value ($)
Capital Goods (continued)
Tekni-Plex, Inc.
65,000	9.75	06/01/19	(a)	71,013
				1,876,166
Total Capital Goods				3,794,041

Consumer Cyclical 4.68%
Department Stores 0.10%
JC Penney Corp., Inc.
50,000	7.95	04/01/17		52,250

Discount Stores 0.05%
99 Cents Only Stores
25,000	11.00	12/15/19		27,250

Food & Drug Retailers 0.95%
BI-LO, LLC / BI-LO Finance Corp.
50,000	8.63	09/15/18	(a)	45,750
Rite Aid Corp.
100,000	6.75	06/15/21		102,750
75,000	7.70	02/15/27		80,625
100,000	6.88	12/15/28	(a)	100,500
Roundy’s Supermarkets, Inc.
75,000	10.25	12/15/20	(a)	69,750
Tops Holding II Corp.
125,000	8.75	06/15/18		125,625
				525,000

Household & Leisure Products 0.13%
Icon Health & Fitness, Inc.
75,000	11.88	10/15/16	(a)	74,344

Restaurants 1.61%
Checkers Drive-In Restaurants, Inc.
150,000	11.00	12/01/17	(a)	165,000
Landry’s Holdings II, Inc.
675,000	10.25	01/01/18	(a)	698,625
Landry’s, Inc.
25,000	9.38	05/01/20	(a)	26,562
				890,187

Specialty Retail 1.84%
Asbury Automotive Group, Inc.
25,000	8.38	11/15/20		26,875
Claire’s Stores, Inc.
50,000	8.88	03/15/19		41,750
Conn’s, Inc.
50,000	7.25	07/15/22	(a)	42,813

Principal Amount ($)	Interest Rate (%)	Maturity Date		Value ($)
DriveTime Automotive Group, Inc. / DT Acceptance Corp.
75,000	8.00	06/01/21	(a)	71,813
Express Finance Corp.
250,000	8.75	03/01/18		261,250
Group 1 Automotive, Inc.
75,000	5.00	06/01/22	(a)	72,937
Michaels FinCo Holdings, LLC / Michaels FinCo, Inc.
56,000	7.50	08/01/18	(a)	57,260
PC Nextco Holdings LLC / PC Nextco Finance, Inc.
200,000	8.75	08/15/19		202,000
rue21, Inc.
25,000	9.00	10/15/21	(a)	18,625
Sally Holdings LLC / Sally Capital, Inc.
25,000	5.50	11/01/23		25,250
Sonic Automotive, Inc.
100,000	5.00	05/15/23		96,000
Spencer Spirit Holdings, Inc.
102,000	9.00	05/01/18	(a)	103,275
				1,019,848
Total Consumer Cyclical				2,588,879

Consumer Goods 0.09%
Food-Wholesale 0.09%
The WhiteWave Foods Co.
50,000	5.38	10/01/22		50,625
Total Consumer Goods				50,625

Consumer Non-Cyclical 2.11%
Beverages 0.17%
Cott Beverages, Inc.
100,000	5.38	07/01/22	(a)	97,000

Consumer Products 0.84%
Armored Autogroup, Inc.
100,000	9.25	11/01/18		103,000
Central Garden and Pet Co.
25,000	8.25	03/01/18		25,562
NBTY, Inc.
250,000	9.00	10/01/18		261,250
Revlon Consumer Products Corp.
25,000	5.75	02/15/21		24,625
Spectrum Brands, Inc.
50,000	6.63	11/15/22		52,750
				467,187

Food-Wholesale 1.05%
Beverage Packaging Holdings Luxembourg II SA / Beverage Packaging Holdings II Is
100,000	6.00	06/15/17	(a)	98,750

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	19

Schedule of Investments – High Yield Fund

as of September 30, 2014

Corporate Obligations (continued)

Principal Amount ($)	Interest Rate (%)	Maturity Date		Value ($)
Consumer Non-Cyclical (continued)
Diamond Foods, Inc.
25,000	7.00	03/15/19	(a)	25,062
Hearthside Group Holdings LLC/Hearthside Finance Co.
100,000	6.50	05/01/22	(a)	97,750
JBS Investments GmbH
200,000	7.75	10/28/20	(a)	213,500
JBS USA, LLC / JBS USA Finance, Inc.
25,000	7.25	06/01/21	(a)	26,375
KeHE Distributors, LLC / KeHE Finance Corp.
25,000	7.63	08/15/21	(a)	26,547
Post Holdings, Inc.
100,000	6.00	12/15/22	(a)	91,750
				579,734

Tobacco 0.05%
Vector Group Ltd.
25,000	7.75	02/15/21		26,438
Total Consumer Non-Cyclical				1,170,359

Energy 12.15%
Energy Exploration & Production 6.76%
Alta Mesa Holdings LP / Alta Mesa Finance Services Corp.
50,000	9.63	10/15/18		52,000
Antero Resources Finance Corp.
75,000	5.38	11/01/21		74,906
Approach Resources, Inc.
50,000	7.00	06/15/21		49,750
Athlon Holdings LP / Athlon Finance Corp.
50,000	6.00	05/01/22	(a)	53,750
Chesapeake Energy Corp.
150,000	5.38	06/15/21		154,312
200,000	4.88	04/15/22		202,000
25,000	5.75	03/15/23		26,750
Cimarex Energy Co.
50,000	4.38	06/01/24		50,500
Denbury Resources, Inc.
50,000	5.50	05/01/22		49,563
25,000	4.63	07/15/23		23,250
Denver Parent Corp.
52,437	12.25	08/15/18		48,504
Energy XXI Gulf Coast, Inc.
100,000	7.50	12/15/21		98,500
EXCO Resources, Inc.
25,000	8.50	04/15/22		23,813
Gulfport Energy Corp.
50,000	7.75	11/01/20	(a)	52,375

Principal Amount ($)	Interest Rate (%)	Maturity Date		Value ($)
Halcon Resources Corp.
100,000	8.88	05/15/21		99,000
Hilcorp Energy I LP / Hilcorp Finance Co.
100,000	5.00	12/01/24	(a)	96,375
Laredo Petroleum, Inc.
75,000	5.63	01/15/22		73,875
150,000	7.38	05/01/22		158,250
Magnum Hunter Resources Corp.
75,000	9.75	05/15/20		79,688
Memorial Resource Development Corp.
50,000	5.88	07/01/22	(a)	49,000
Midstates Petroleum Co., Inc. / Midstates Petroleum Co. LLC
150,000	9.25	06/01/21		149,250
Northern Oil and Gas, Inc.
25,000	8.00	06/01/20		25,500
Parsley Energy LLC / Parsley Finance Corp.
25,000	7.50	02/15/22	(a)	25,906
Quicksilver Resources, Inc.
325,000	9.13	08/15/19		199,875
Samson Investment Co.
50,000	9.75	02/15/20		45,625
Sanchez Energy Corp.
200,000	6.13	01/15/23	(a)	198,560
SandRidge Energy, Inc.
75,000	7.50	03/15/21		73,500
175,000	8.13	10/15/22		175,656
25,000	7.50	02/15/23		24,406
Seven Generations Energy Ltd.
100,000	8.25	05/15/20	(a)	108,500
Seventy Seven Energy, Inc.
100,000	6.50	07/15/22	(a)	98,750
Shelf Drilling Holdings Ltd.
600,000	8.63	11/01/18	(a)	633,000
Triangle USA Petroleum Corp.
75,000	6.75	07/15/22	(a)	73,594
Tullow Oil PLC
200,000	6.25	04/15/22	(a)	195,750
Ultra Petroleum Corp.
25,000	6.13	10/01/24	(a),(c)	24,000
US Shale Solutions, Inc.
50,000	12.50	09/01/17	(a)	48,000
Warren Resources, Inc.
125,000	9.00	08/01/22	(a)	122,500
				3,738,533

Gas Distribution 3.05%
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp.
50,000	6.13	03/01/22		50,375

The accompanying notes are an integral part of the financial statements.

20	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments – High Yield Fund

as of September 30, 2014

Corporate Obligations (continued)

Principal Amount ($)	Interest Rate (%)	Maturity Date		Value ($)
Energy (continued)
Ferrellgas LP / Ferrellgas Finance Corp.
25,000	6.75	01/15/22		24,500
Gibson Energy, Inc.
25,000	6.75	07/15/21	(a)	26,625
Hiland Partners Finance Corp.
75,000	7.25	10/01/20	(a)	79,875
Hiland Partners LP / Hiland Partners Finance Corp.
25,000	5.50	05/15/22	(a)	24,375
LBC Tank Terminals Holding Netherlands BV
200,000	6.88	05/15/23	(a)	214,000
Martin Midstream Partners LP / Martin Midstream Finance Corp.
50,000	7.25	02/15/21		50,125
Penn Virginia Resource Finance Corp.
50,000	6.50	05/15/21		52,625
Regency Energy Partners LP
25,000	5.88	03/01/22		26,125
Rose Rock Midstream LP / Rose Rock Finance Corp.
75,000	5.63	07/15/22	(a)	74,437
Sabine Pass Liquefaction LLC
100,000	5.63	02/01/21		103,250
100,000	5.63	04/15/23	(a)	101,500
200,000	5.75	05/15/24	(a)	203,750
Sabine Pass LNG LP
100,000	7.50	11/30/16		106,510
Southern Star Central Corp.
75,000	5.13	07/15/22	(a)	74,812
Suburban Propane Partners LP/Suburban Energy Finance Corp.
75,000	5.50	06/01/24		71,813
Summit Midstream Holdings LLC / Summit Midstream Finance Corp.
75,000	7.50	07/01/21		80,625
150,000	5.50	08/15/22		147,375
Tesoro Corp.
50,000	5.13	04/01/24		48,563
Tesoro Logistics LP / Tesoro Logistics Finance Corp.
100,000	6.13	10/15/21		103,750
The Williams Cos., Inc.
25,000	4.55	06/24/24		24,780
				1,689,790

Oil Field Equipment & Services 1.67%
Compressco Partners LP / Compressco Finance, Inc.
50,000	7.25	08/15/22	(a)	50,250
Hercules Offshore, Inc.
150,000	7.50	10/01/21	(a)	121,500
50,000	6.75	04/01/22	(a)	39,188

Principal Amount ($)	Interest Rate (%)	Maturity Date		Value ($)
Offshore Group Investment Ltd.
25,000	7.13	04/01/23		22,156
Parker Drilling Co.
25,000	6.75	07/15/22	(a)	25,250
Pioneer Energy Services Corp.
50,000	6.13	03/15/22	(a)	49,625
Precision Drilling Corp.
25,000	5.25	11/15/24	(a)	24,188
Sanjel Corp.
200,000	7.50	06/19/19	(a)	198,000
Seadrill Ltd.
200,000	6.63	09/15/20	(a)	187,600
Seitel, Inc.
25,000	9.50	04/15/19		27,000
SESI LLC
25,000	7.13	12/15/21		27,750
Sidewinder Drilling, Inc.
75,000	9.75	11/15/19	(a)	75,750
Tervita Corp.
75,000	8.00	11/15/18	(a)	75,937
				924,194

Oil Refining & Marketing 0.67%
CITGO Petroleum Corp.
50,000	6.25	08/15/22	(a)	52,125
United Refining Co.
300,000	10.50	02/28/18		321,000
				373,125
Total Energy				6,725,642

Financial Services 4.46%
Banking 0.42%
Commerzbank AG
200,000	8.13	09/19/23	(a)	231,656

Brokerage 0.74%
KCG Holdings, Inc.
125,000	8.25	06/15/18	(a)	130,625
LBG Capital No.1 PLC
240,000	8.00	12/31/49	(a)	260,088
Oppenheimer Holdings, Inc.
19,000	8.75	04/15/18		20,187
				410,900

Cons/Comm/Lease Financing 2.71%
ACE Cash Express, Inc.
100,000	11.00	02/01/19	(a)	75,750

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	21

Schedule of Investments – High Yield Fund

as of September 30, 2014

Corporate Obligations (continued)

Principal Amount ($)	Interest Rate (%)	Maturity Date		Value ($)
Financial Services (continued)
Aircastle Ltd.
25,000	4.63	12/15/18		25,063
50,000	5.13	03/15/21		49,500
CIT Group, Inc.
75,000	3.88	02/19/19		73,875
CNG Holdings Inc/OH
50,000	9.38	05/15/20	(a)	39,750
Community Choice Financial, Inc.
50,000	10.75	05/01/19		38,000
Intrepid Aviation Group Holdings LLC
50,000	6.88	02/15/19	(a)	50,250
iPayment Holdings, Inc.
114,936	15.00	11/15/18		38,216
National Financial Partners Corp.
100,000	9.00	07/15/21	(a)	107,250
Nationstar Mortgage, LLC
50,000	6.50	08/01/18		50,125
225,000	6.50	06/01/22		214,312
Navient, LLC
100,000	5.50	01/15/19		102,250
25,000	8.00	03/25/20		28,094
75,000	5.50	01/25/23		72,281
125,000	6.13	03/25/24		122,188
Prospect Holding Co., LLC / Prospect Holding Finance Co.
75,000	10.25	10/01/18	(a)	69,000
Springleaf Finance Corp.
200,000	6.90	12/15/17		213,000
50,000	6.00	06/01/20		51,000
25,000	7.75	10/01/21		28,125
25,000	8.25	10/01/23		28,250
TMX Finance, LLC / TitleMax Finance Corp.
25,000	8.50	09/15/18	(a)	25,000
				1,501,279

Investments & Misc Financial Services 0.59%
American Capital Ltd.
50,000	6.50	09/15/18	(a)	51,500
Icahn Enterprises LP / Icahn Enterprises Finance Corp.
100,000	3.50	03/15/17		99,250
150,000	4.88	03/15/19		148,125
25,000	5.88	02/01/22		25,125
				324,000
Total Financial Services				2,467,835

Principal Amount ($)	Interest Rate (%)	Maturity Date		Value ($)
Financials 0.87%
Cons/Comm/Lease Financing 0.61%
Ally Financial, Inc.
50,000	4.75	09/10/18		51,375
50,000	8.00	03/15/20		58,375
75,000	5.13	09/30/24		73,688
125,000	8.00	11/01/31		156,250
				339,688

Diversified Financial Services 0.26%
Citigroup, Inc.
100,000	5.35	12/31/49		93,926
50,000	5.95	12/31/49		50,047
				143,973
Total Financials				483,661

Healthcare 4.50%
Health Care Providers & Services 1.16%
Envision Healthcare Corp.
75,000	5.13	07/01/22	(a)	74,063
inVentiv Health, Inc.
14,000	10.00	08/15/18	(a)	13,020
11,000	11.00	08/15/18	(a),(c)	8,910
OnCure Holdings, Inc.
35,714	11.75	01/15/17		39,285
100,000	11.75	05/15/17		—
Opal Acquisition, Inc.
150,000	8.88	12/15/21	(a)	155,437
Sabra Health Care LP
50,000	5.50	02/01/21		50,875
Select Medical Corp.
25,000	6.38	06/01/21		25,125
Service Corp. International/US
175,000	5.38	01/15/22		177,625
25,000	5.38	05/15/24	(a)	25,188
Universal Hospital Services, Inc.
75,000	7.63	08/15/20		70,875
				640,403

Health Facilities 1.14%
Amsurg Corp.
25,000	5.63	11/30/20		25,375
25,000	5.63	07/15/22	(a)	24,875
Aviv Healthcare Properties LP
25,000	6.00	10/15/21		25,906
CHS/Community Health Systems, Inc.
50,000	6.88	02/01/22	(a)	52,250
DaVita HealthCare Partners, Inc.
25,000	6.63	11/01/20		26,297
25,000	5.13	07/15/24		24,609

The accompanying notes are an integral part of the financial statements.

22	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments – High Yield Fund

as of September 30, 2014

Corporate Obligations (continued)

Principal Amount ($)	Interest Rate (%)	Maturity Date		Value ($)
Healthcare (continued)
HCA Holdings, Inc.
25,000	7.75	05/15/21		26,781
HCA, Inc.
50,000	3.75	03/15/19		49,000
LifePoint Hospitals, Inc.
75,000	5.50	12/01/21		76,313
MPT Operating Partnership LP / MPT Finance Corp.
50,000	6.38	02/15/22		53,625
Tenet Healthcare Corp.
25,000	5.00	03/01/19	(a)	24,750
200,000	8.13	04/01/22		220,000
				629,781

Managed Care 0.28%
MPH Acquisition Holdings LLC
100,000	6.63	04/01/22	(a)	101,250
WellCare Health Plans, Inc.
50,000	5.75	11/15/20		51,125
				152,375

Medical Products 0.47%
Alere, Inc.
50,000	6.50	06/15/20		50,125
Crimson Merger Sub, Inc.
175,000	6.63	05/15/22	(a)	159,687
Fresenius Medical Care US Finance II, Inc.
25,000	5.63	07/31/19	(a)	26,443
Hologic, Inc.
25,000	6.25	08/01/20		25,875
				262,130

Pharmaceuticals 1.45%
Endo Finance Co.
125,000	5.75	01/15/22	(a)	123,750
Endo Finance LLC & Endo Finco, Inc.
50,000	5.38	01/15/23	(a)	47,875
Forest Laboratories, Inc.
50,000	5.00	12/15/21	(a)	53,525
Par Pharmaceutical Cos., Inc.
75,000	7.38	10/15/20		78,563
Pinnacle Merger Sub, Inc.
75,000	9.50	10/01/23	(a)	82,125
Salix Pharmaceuticals Ltd.
50,000	6.00	01/15/21	(a)	54,250
Valeant Pharmaceuticals International
250,000	6.88	12/01/18	(a)	259,062
50,000	7.25	07/15/22	(a)	52,938

Principal Amount ($)	Interest Rate (%)	Maturity Date		Value ($)
Valeant Pharmaceuticals International
50,000	6.75	08/15/18	(a)	52,875
				804,963
Total Healthcare				2,489,652

Insurance 0.53%
Insurance Brokerage 0.18%
Hub Holdings LLC / Hub Holdings Finance, Inc.
100,000	8.13	07/15/19	(a)	98,250

Monoline Insurance 0.21%
MBIA Insurance Corp.
125,000	11.49	01/15/33	(a)	89,688
MBIA, Inc.
25,000	7.15	07/15/27		26,625
				116,313

Property & Casualty 0.14%
Hockey Merger Sub 2, Inc.
75,000	7.88	10/01/21	(a)	77,156
Total Insurance				291,719

Media 5.86%
Cable & Satellite TV 0.36%
Numericable Group SA
200,000	6.00	05/15/22	(a)	201,750

Media Broadcast 1.08%
Gray Television, Inc.
125,000	7.50	10/01/20		128,437
iHeartCommunications, Inc.
100,000	9.00	12/15/19		101,125
126,000	14.00	02/01/21		115,605
Sinclair Television Group, Inc.
75,000	5.38	04/01/21		74,250
100,000	6.38	11/01/21		102,750
Sirius XM Radio, Inc.
75,000	6.00	07/15/24	(a)	76,313
				598,480

Media Cable 1.76%
Altice Finco SA
EUR 100,000	9.00	06/15/23	(a)	143,407
CCO Holdings Capital Corp.
150,000	5.75	09/01/23		149,812
Cequel Communications Holdings I, LLC
25,000	5.13	12/15/21	(a)	24,063
70,000	5.13	12/15/21	(a),(c)	67,287

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	23

Schedule of Investments – High Yield Fund

as of September 30, 2014

Corporate Obligations (continued)

Principal Amount ($)	Interest Rate (%)	Maturity Date		Value ($)
Media (continued)
CSC Holdings LLC
50,000	5.25	06/01/24	(a)	48,125
DISH DBS Corp.
50,000	5.13	05/01/20		50,000
25,000	6.75	06/01/21		26,937
25,000	5.88	07/15/22		25,563
Mediacom Broadband Corp.
25,000	5.50	04/15/21	(a)	24,813
RCN Telecom Services, LLC / RCN Capital Corp.
150,000	8.50	08/15/20	(a)	153,750
Virgin Media Finance PLC
200,000	6.38	04/15/23	(a)	207,500
Wave Holdco LLC / Wave Holdco Corp.
50,000	8.25	07/15/19	(a)	51,500
				972,757

Media Diversified 0.09%
Gannett Co., Inc.
25,000	5.13	07/15/20		25,188
25,000	4.88	09/15/21	(a),(c)	24,250
				49,438

Media Services 0.85%
Affinion Investments, LLC
153,000	13.50	08/15/18	(a)	143,055
CBS Outdoor Americas Capital LLC
50,000	5.25	02/15/22	(a)	50,062
25,000	5.63	02/15/24	(a)	25,125
Clear Channel Worldwide Holdings, Inc.
50,000	7.63	03/15/20		52,125
MDC Partners, Inc.
25,000	6.75	04/01/20	(a)	25,875
The Nielsen Co. Luxembourg SARL
150,000	5.50	10/01/21	(a)	151,500
WMG Acquisition Corp.
25,000	5.63	04/15/22	(a)	25,063
				472,805

Printing & Publishing 1.72%
Baker & Taylor Acquisitions Corp.
25,000	15.00	04/01/17	(a)	23,750
Harland Clarke Holdings Corp.
25,000	6.88	03/01/20	(a)	25,594
225,000	9.25	03/01/21	(a)	228,656
MHGE Parent LLC / MHGE Parent Finance, Inc.
75,000	8.50	08/01/19	(a)	71,156
Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc.
75,000	7.88	10/01/22	(a),(c)	75,187

Principal Amount ($)	Interest Rate (%)	Maturity Date		Value ($)
MPL 2 Acquisition Canco, Inc.
75,000	9.88	08/15/18	(a)	80,203
ProQuest Notes Co.
350,000	9.00	10/15/18	(a)	367,675
RR Donnelley & Sons Co.
25,000	7.88	03/15/21		27,563
50,000	6.00	04/01/24		49,500
				949,284
Total Media				3,244,514

Real Estate 0.32%
Real Estate Development & Management 0.23%
Forestar USA Real Estate Group, Inc.
25,000	8.50	06/01/22	(a)	25,750
Hunt Cos., Inc.
25,000	9.63	03/01/21	(a)	26,125
Kennedy-Wilson, Inc.
25,000	5.88	04/01/24		25,187
Realogy Group LLC / Realogy Co-Issuer Corp.
50,000	4.50	04/15/19	(a)	48,500
				125,562

Real Estate Investment Trusts (REITs) 0.09%
DuPont Fabros Technology LP
50,000	5.88	09/15/21		51,125
Total Real Estate				176,687

Services 11.66%
Airlines 0.94%
Air Canada
50,000	6.75	10/01/19	(a)	53,187
50,000	8.75	04/01/20	(a)	55,125
125,000	7.75	04/15/21	(a)	127,812
Air Canada 2013-1 Class B Pass Through Trust
24,040	5.38	05/15/21	(a)	24,641
Air Canada 2013-1 Class C Pass Through Trust
25,000	6.63	05/15/18	(a)	26,179
Continental Airlines, Inc.
100,000	6.13	04/29/18		106,000
United Airlines 2014-1 Class B Pass Through Trust
25,000	4.75	04/11/22		25,300
United Continental Holdings, Inc.
25,000	6.38	06/01/18		26,250
US Airways 2012-2 Class C Pass Through Trust
25,000	5.45	06/03/18		25,000
US Airways Group, Inc.
50,000	6.13	06/01/18		51,500
				520,994

The accompanying notes are an integral part of the financial statements.

24	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments – High Yield Fund

as of September 30, 2014

Corporate Obligations (continued)

Principal Amount ($)	Interest Rate (%)	Maturity Date		Value ($)
Services (continued)
Building & Construction 1.11%
Ashton Woods USA, LLC
150,000	6.88	02/15/21	(a)	143,625
AV Homes, Inc.
50,000	8.50	07/01/19	(a)	49,687
Beazer Homes USA, Inc.
25,000	5.75	06/15/19		23,750
50,000	7.25	02/01/23		50,000
Century Communities, Inc.
25,000	6.88	05/15/22	(a)	25,313
K Hovnanian Enterprises, Inc.
75,000	7.00	01/15/19	(a)	73,734
Mattamy Group Corp.
25,000	6.50	11/15/20	(a)	25,063
Meritage Homes Corp.
25,000	4.50	03/01/18		25,250
Taylor Morrison Communities, Inc.
75,000	5.63	03/01/24	(a)	72,562
William Lyon Homes, Inc.
25,000	5.75	04/15/19		24,688
25,000	8.50	11/15/20		27,125
Woodside Homes Co., LLC / Woodside Homes Finance, Inc.
75,000	6.75	12/15/21	(a)	74,625
				615,422
Environmental 0.05%
Covanta Holding Corp.
25,000	5.88	03/01/24		25,125

Gaming 0.77%
Caesars Entertainment Operating Co., Inc.
25,000	11.25	06/01/17		19,531
Choctaw Resort Development Enterprise
100,000	7.25	11/15/19	(a)	100,000
GLP Capital LP / GLP Financing II, Inc.
25,000	4.88	11/01/20		25,617
Isle of Capri Casinos, Inc.
25,000	5.88	03/15/21		25,438
MGM Resorts International
25,000	8.63	02/01/19		28,315
Mohegan Tribal Gaming Authority
25,000	9.75	09/01/21		25,531
Penn National Gaming, Inc.
50,000	5.88	11/01/21		46,375
Pinnacle Entertainment, Inc.
25,000	7.50	04/15/21		26,125
75,000	6.38	08/01/21		78,750
Sugarhouse HSP Gaming Finance Corp.
50,000	6.38	06/01/21	(a)	48,000
				423,682

Principal Amount ($)	Interest Rate (%)	Maturity Date		Value ($)
Hotels 0.09%
Hilton Worldwide Finance, LLC / Hilton Worldwide Finance Corp.
25,000	5.63	10/15/21	(a)	25,797
RHP Hotel Properties LP / RHP Finance Corp.
25,000	5.00	04/15/21		24,500
				50,297

Leisure 0.70%
Carlson Travel Holdings, Inc.
200,000	7.50	08/15/19	(a)	202,500
Cedar Fair LP / Canada’s Wonderland Co. / Magnum Management Corp.
50,000	5.38	06/01/24	(a)	48,563
Palace Entertainment Holdings LLC / Palace Entertainment Holdings Corp.
50,000	8.88	04/15/17	(a)	51,844
Viking Cruises Ltd.
75,000	8.50	10/15/22	(a)	81,937
				384,844

Railroads 0.18%
Florida East Coast Holdings Corp.
25,000	6.75	05/01/19	(a)	25,562
25,000	9.75	05/01/20	(a)	25,500
Watco Finance Corp.
50,000	6.38	04/01/23	(a)	50,500
				101,562

Support Services 5.67%
AECOM Technology Corp.
50,000	5.88	10/15/24	(a),(c)	50,562
Alliance Data Systems Corp.
50,000	5.38	08/01/22	(a)	48,625
Anna Merger Sub, Inc.
50,000	7.75	10/01/22	(a),(c)	50,375
APX Group, Inc.
175,000	8.75	12/01/20		160,125
ARAMARK Corp.
25,000	5.75	03/15/20		25,750
Ashtead Capital, Inc.
200,000	5.63	10/01/24	(a),(c)	201,500
Atento Luxco 1 SA
150,000	7.38	01/29/20	(a)	154,575
Audatex North America, Inc.
50,000	6.13	11/01/23	(a)	51,500
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
75,000	5.13	06/01/22	(a)	73,875
100,000	5.50	04/01/23		99,750

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	25

Schedule of Investments – High Yield Fund

as of September 30, 2014

Corporate Obligations (continued)

Principal Amount ($)	Interest Rate (%)	Maturity Date		Value ($)
Services (continued)
Compiler Finance Sub, Inc.
50,000	7.00	05/01/21	(a)	47,500
Flexi-Van Leasing, Inc.
100,000	7.88	08/15/18	(a)	104,750
Garda World Security Corp.
100,000	7.25	11/15/21	(a)	100,000
H&E Equipment Services, Inc.
25,000	7.00	09/01/22		26,813
Igloo Holdings Corp.
275,000	8.25	12/15/17	(a)	279,469
Interactive Data Corp.
50,000	5.88	04/15/19	(a)	50,062
Light Tower Rentals, Inc.
25,000	8.13	08/01/19	(a)	25,375
Michael Baker Holdings LLC / Michael Baker Finance Corp.
25,000	8.88	04/15/19	(a)	24,875
Monitronics International, Inc.
25,000	9.13	04/01/20		25,875
NES Rentals Holdings, Inc.
75,000	7.88	05/01/18	(a)	78,750
Outerwall, Inc.
50,000	5.88	06/15/21	(a)	47,375
Pinnacle Operating Corp.
75,000	9.00	11/15/20	(a)	80,250
The Geo Group, Inc.
50,000	5.88	01/15/22		50,750
TMS International Corp.
25,000	7.63	10/15/21	(a)	26,250
Transfield Services Ltd.
25,000	8.38	05/15/20	(a)	26,125
Travelport Holdings, Inc.
311,789	13.88	03/01/16	(a)	311,789
Trionista Holdco GmbH
EUR 100,000	5.00	04/30/20	(a)	131,041
Trionista TopCo GmbH
EUR 100,000	6.88	04/30/21	(a)	132,835
United Rentals North America, Inc.
150,000	6.13	06/15/23		154,875
375,000	5.75	11/15/24		380,625
Vander Intermediate Holding II Corp.
25,000	9.75	02/01/19	(a)	26,188
West Corp.
100,000	5.38	07/15/22	(a)	92,500
				3,140,709

Theaters & Entertainment 0.36%
Live Nation Entertainment, Inc.
75,000	5.38	06/15/22	(a)	75,000

Principal Amount ($)	Interest Rate (%)	Maturity Date		Value ($)
NAI Entertainment Holdings / NAI Entertainment Holdings Finance Corp.
50,000	5.00	08/01/18	(a)	50,750
Regal Entertainment Group
50,000	5.75	03/15/22		50,375
25,000	5.75	06/15/23		24,750
				200,875

Transportation Excluding Air & Rail 1.79%
CMA CGM SA
150,000	8.50	04/15/17	(a)	155,250
Hapag-Lloyd AG
EUR 100,000	7.75	10/01/18	(a)	130,877
Jack Cooper Holdings Corp.
150,000	9.25	06/01/20	(a)	161,812
JCH Parent, Inc.
75,000	10.50	03/15/19	(a)	73,688
Navios Maritime Acquisition Corp. / Navios Acquisition Finance US, Inc.
125,000	8.13	11/15/21	(a)	121,250
Navios South American Logistics, Inc. / Navios Logistics Finance US, Inc.
25,000	7.25	05/01/22	(a)	24,813
syncreon Global Finance US, Inc.
200,000	8.63	11/01/21	(a)	199,000
Teekay Offshore Partners LP/Teekay Offshore Finance Corp.
100,000	6.00	07/30/19		98,250
The Kenan Advantage Group, Inc.
25,000	8.38	12/15/18	(a)	26,219
				991,159
Total Services				6,454,669

Technology & Electronics 4.70%
Electronics 1.17%
Advanced Micro Devices, Inc.
75,000	6.75	03/01/19		76,125
150,000	7.00	07/01/24		144,000
Artesyn Escrow, Inc.
100,000	9.75	10/15/20	(a)	100,250
Entegris, Inc.
25,000	6.00	04/01/22	(a)	25,500
Freescale Semiconductor, Inc.
75,000	5.00	05/15/21	(a)	74,062
150,000	6.00	01/15/22	(a)	152,625
Micron Technology, Inc.
50,000	5.50	02/01/25	(a)	49,125
Sanmina Corp.
25,000	4.38	06/01/19	(a)	24,563
				646,250

The accompanying notes are an integral part of the financial statements.

26	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments – High Yield Fund

as of September 30, 2014

Corporate Obligations (continued)

Principal Amount ($)	Interest Rate (%)	Maturity Date		Value ($)
Technology & Electronics (continued)
Software & Services 2.26%
Activision Blizzard, Inc.
50,000	5.63	09/15/21	(a)	52,125
25,000	6.13	09/15/23	(a),(c)	26,625
Allen Systems Group, Inc.
75,000	10.50	11/15/16	(a),(b)	37,875
Ancestry.com, Inc.
175,000	9.63	10/15/18	(a)	175,875
175,000	11.00	12/15/20		200,375
BMC Software Finance, Inc.
125,000	8.13	07/15/21	(a)	120,625
Boxer Parent Co., Inc.
50,000	9.00	10/15/19	(a)	46,250
Ceridian HCM Holding, Inc.
50,000	11.00	03/15/21	(a)	56,937
Ceridian LLC / Comdata, Inc.
25,000	8.13	11/15/17	(a)	25,094
Eagle Midco, Inc.
50,000	9.00	06/15/18	(a)	51,313
First Data Corp.
25,000	6.75	11/01/20	(a)	26,563
114,000	10.63	06/15/21		130,245
39,750	11.75	08/15/21		46,209
iPayment, Inc.
50,000	10.25	05/15/18		44,625
NeuStar, Inc.
100,000	4.50	01/15/23		89,000
SunGard Availability Services Capital, Inc.
25,000	8.75	04/01/22	(a)	18,750
SunGard Data Systems, Inc.
100,000	7.38	11/15/18		103,125
				1,251,611

Tech Hardware & Equipment 0.62%
CDW LLC / CDW Finance Corp.
25,000	6.00	08/15/22		26,063
NCR Corp.
25,000	5.88	12/15/21		25,688
125,000	6.38	12/15/23		131,562
Nortel Networks Ltd.
75,000	10.75	07/15/16	(b)	85,687
Zebra Technologies Corp. Sr Unsecured
75,000	7.25	10/15/22	(b),(c)	75,000
				344,000

Telecommunications Equipment 0.65%
Alcatel-Lucent USA, Inc.
100,000	6.50	01/15/28		94,750

Principal Amount ($)	Interest Rate (%)	Maturity Date		Value ($)
Avaya, Inc.
75,000	10.50	03/01/21	(a)	66,000
CommScope Holding Co., Inc.
50,000	6.63	06/01/20	(a)	51,750
CommScope, Inc.
75,000	5.00	06/15/21	(a)	73,875
75,000	5.50	06/15/24	(a)	74,062
				360,437
Total Technology & Electronics				2,602,298

Telecommunication 7.56%
Telecom — Fixed Line 0.18%
EarthLink, Inc.
100,000	8.88	05/15/19		100,000
				100,000

Telecom — Integrated/Services 3.29%
B Communications Ltd.
50,000	7.38	02/15/21	(a)	53,437
CenturyLink, Inc.
100,000	5.80	03/15/22		103,000
200,000	7.60	09/15/39		198,500
Cogent Communications Finance, Inc.
75,000	5.63	04/15/21	(a)	74,062
Consolidated Communications Finance II Co.
75,000	6.50	10/01/22	(a)	74,812
Equinix, Inc.
175,000	5.38	04/01/23		174,125
Frontier Communications Corp.
25,000	7.63	04/15/24		26,063
Intelsat Luxembourg SA
50,000	6.75	06/01/18		51,625
100,000	8.13	06/01/23		104,750
Level 3 Financing, Inc.
175,000	8.13	07/01/19		187,250
25,000	8.63	07/15/20		27,188
Pacnet Ltd.
200,000	9.00	12/12/18	(a)	211,750
tw telecom holdings, Inc.
25,000	6.38	09/01/23		28,063
Windstream Corp.
443,000	7.50	04/01/23		456,290
Windstream Holding of the Midwest, Inc.
50,000	6.75	04/01/28		49,000
				1,819,915

Telecom — Wireless 2.35%
Digicel Group Ltd.
200,000	7.13	04/01/22	(a)	200,100

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	27

Schedule of Investments – High Yield Fund

as of September 30, 2014

Corporate Obligations (continued)

Principal Amount ($)	Interest Rate (%)	Maturity Date		Value ($)
Telecommunication (continued)
Digicel Ltd.
100,000	8.25	09/01/17	(a)	102,380
NII International Telecom SCA
100,000	11.38	08/15/19	(a),(b),(c)	67,750
SBA Communications Corp.
150,000	4.88	07/15/22	(a)	144,375
T-Mobile USA, Inc.
50,000	5.25	09/01/18		51,687
50,000	6.54	04/28/20		51,438
75,000	6.25	04/01/21		76,031
50,000	6.73	04/28/22		51,313
125,000	6.00	03/01/23		125,156
225,000	6.63	04/01/23		231,187
Wind Acquisition Finance SA
200,000	7.38	04/23/21	(a)	201,500
				1,302,917

Wireless Telecommunication Services 1.74%
Digicel Ltd.
250,000	6.00	04/15/21	(a)	248,125
NII Capital Corp.
75,000	10.00	08/15/16	(b),(c)	22,125
25,000	8.88	12/15/19	(b),(c)	7,500
100,000	7.63	04/01/21	(b),(c)	19,500
Sprint Capital Corp.
25,000	6.88	11/15/28		24,000
175,000	8.75	03/15/32		191,844
Sprint Corp.
350,000	7.88	09/15/23	(a)	371,875
75,000	7.13	06/15/24	(a)	75,844
				960,813
Total Telecommunication				4,183,645

Utility 2.34%
Electric Generation 1.90%
Calpine Corp.
250,000	5.38	01/15/23		242,187
25,000	5.75	01/15/25		24,313
ContourGlobal Power Holdings SA
200,000	7.13	06/01/19	(a)	199,000
Dynegy, Inc.
75,000	5.88	06/01/23	(c)	70,312
GenOn Energy, Inc.
100,000	9.50	10/15/18		104,500
25,000	9.88	10/15/20		26,125
NRG Energy, Inc.
50,000	6.25	07/15/22	(a)	51,531
150,000	6.25	05/01/24	(a)	151,125

Principal Amount ($)	Interest Rate (%)	Maturity Date		Value ($)
Texas Competitive Electric Holdings Co., LLC
100,000	10.25	11/01/15	(b)	12,563
Texas Competitive Electric Holdings Co., LLC / TCEH Finance, Inc.
200,000	11.50	10/01/20	(a),(b)	168,500
				1,050,156

Electric Integrated 0.44%
AES Corp/VA
50,000	3.23	06/01/19		49,375
75,000	5.50	03/15/24		73,313
Illinois Power Generating Co.
100,000	7.00	04/15/18	(c)	96,000
RJS Power Holdings LLC
25,000	5.13	07/15/19	(a)	24,875
				243,563
Total Utility				1,293,719
Total Corporate Obligations (Cost $48,550,442)				48,497,199

Senior Term Loans 6.92%

Automotive 0.58%
Auto Parts & Equipments 0.58%
Affinion Group, Inc.
25,000	8.50	10/12/18		24,292
Exide Technologies, Inc.
171,088	9.00	10/14/14		171,088
Federal Mogul Corp.
75,000	4.75	04/15/21		74,464
Federal Mogul Corp. Term Loan B
50,000	4.00	04/15/18		49,500
Total Automotive				319,344

Basic Industry 0.54%
Chemicals 0.31%
AZ Chem U.S, Inc. Second Lien
25,000	7.50	06/13/22	(c)	25,208
AZ Chem U.S., Inc. Term Loan
47,877	4.50	06/12/21	(c)	47,889
W R Grace + Co.
26,316	1.00	02/03/21		26,171
73,316	3.00	02/03/21		72,912
				172,180

Forestry & Paper 0.14%
Newpage Corp.
75,000	9.50	02/11/21		75,250

The accompanying notes are an integral part of the financial statements.

28	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments – High Yield Fund

as of September 30, 2014

Senior Term Loans (continued)

Principal Amount ($)	Interest Rate (%)	Maturity Date		Value ($)
Basic Industry (continued)
Steel Producers & Products 0.09%
Atkore International, Inc.
24,938	4.50	04/09/21		24,792
25,000	7.75	10/09/21		24,797
				49,589
Total Basic Industry				297,019

Capital Goods 0.35%
Diversified Capital Goods 0.13%
Gates Global LLC Initial Dollar Term Loans
75,000	4.25	07/03/21	(c)	73,848

Packaging 0.22%
Polymer Group, Inc.
74,860	5.25	12/19/19	(c)	74,719
Signode Industrial Group US, Inc.
44,074	4.00	03/21/21		43,661
				118,380
Total Capital Goods				192,228

Consumer Cyclical 0.52%
Department Stores 0.26%
J C Penney Corp., Inc. Term Loan B
25,000	5.00	06/20/19	(c)	24,833
Neiman Marcus Group Ltd., Inc.
124,064	4.25	10/25/20		122,126
				146,959

Food & Drug Retailers 0.09%
Stater Brothers Markets
50,000	4.75	05/12/21		49,938

Specialty Retail 0.17%
Michaels Stores, Inc. Term Loan
25,000	4.00	01/28/20	(c)	24,731
PFS Acquisition LLC Second Lien
25,000	8.25	01/31/22		19,500
Spencer Spirit Holdings Inc. Term Loan B
50,000	5.50	06/30/21		49,625
				93,856
Total Consumer Cyclical				290,753

Consumer Goods 0.09%
Food-Wholesale 0.09%
Shearers Foods LLC First Lien
25,000	4.50	06/30/21	(c)	24,859

Principal Amount ($)	Interest Rate (%)	Maturity Date		Value ($)
Shearers Foods LLC Second Lien
25,000	7.75	06/30/22		24,813
Total Consumer Goods				49,672

Consumer Non-Cyclical 0.45%
Consumer Products 0.27%
Steinway Musical Instruments, Inc.
49,749	4.75	09/19/19	(c)	49,625
Visant Corp. New Term Loan
75,000	7.00	09/23/21		74,094
Vogue International LLC
24,875	5.25	02/14/20		24,999
				148,718

Food-Wholesale 0.18%
Diamond Foods, Inc.
49,750	4.25	08/20/18		49,252
Hearthside Group Holdings LLC/Hearthside Finance Co.
49,875	4.50	06/02/21		49,735
				98,987
Total Consumer Non-Cyclical				247,705

Energy 0.49%
Energy Exploration & Production 0.18%
Sabine Oil and Gas, LLC
25,000	8.75	12/31/18		25,000
Seventy Seven Operating LLC Term Loan B
74,812	3.75	06/25/21		74,345
				99,345

Gas Distribution 0.09%
Houston Fuel Oil, LLC Term Loan B
25,000	4.25	08/19/21	(c)	24,833
Southcross Hold Borrower LP Term Loan B
25,000	5.25	07/16/21		24,985
				49,818

Oil Field Equipment & Services 0.18%
Stallion Oilfield Holdings, Inc.
96,459	8.00	06/19/18		97,664

Oil Refining & Marketing 0.04%
Citgo Petroleum Corp. Term Loan
25,000	4.50	07/29/21	(c)	25,073
Total Energy				271,900

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	29

Schedule of Investments – High Yield Fund

as of September 30, 2014

Senior Term Loans (continued)

Principal Amount ($)	Interest Rate (%)	Maturity Date		Value ($)
Financial Services 0.07%
Investments & Misc Financial Services 0.07%
JG Wentworth, LLC
39,087	7.00	02/07/19		39,087
Total Financial Services				39,087

Healthcare 0.62%
Health Care Providers & Services 0.09%
Opal Acquisition, Inc.
49,749	5.00	11/27/20		49,749

Health Facilities 0.27%
Amsurg Corp. Term Loan
24,938	3.75	07/16/21	(c)	24,727
CRC Health Corp.
50,000	9.00	09/28/21		50,031
Premier Dental Svcs, Inc.
74,437	6.00	11/01/18		74,066
				148,824
Managed Care 0.13%
MPH Acquisition Holdings LLC
72,273	4.00	03/31/21		70,701

Pharmaceuticals 0.13%
JLL / Delta Dutch Newco B V
74,813	4.25	03/11/21		73,450
Total Healthcare				342,724

Insurance 0.14%
Life Insurance 0.14%
American Rock Salt Co. LLC
75,000	8.00	05/20/22		75,937
Total Insurance				75,937

Leisure 0.13%
Theaters & Entertainment 0.13%
Delta 2 (lux) S.a.r.l. 2nd Lien Term Loan
75,000	4.75	07/31/22		74,859
Total Leisure				74,859

Media 0.85%
Cable & Satellite TV 0.14%
Charter Communications Operating LLC Term Loan G
75,000	4.25	09/12/21		74,866

Printing & Publishing 0.71%
Cengage Learning Acquisitions
74,625	7.00	03/31/20		74,737

Principal Amount ($)	Interest Rate (%)	Maturity Date		Value ($)
Harland Clarke Corp.
217,969	7.00	05/22/18		220,530
73,594	6.00	08/04/19		74,330
Midas Int. Holdco Ii LLC Delayed Draw Term Loan
2,532	1.00	08/18/21		2,526
Midas Int. Holdco Ii LLC Term Loan B
22,468	1.00	08/18/21		22,395
				394,518
Total Media				469,384

Services 1.35%
Gaming 0.20%
Citycenter Holdings, LLC
113,658	4.25	10/16/20		112,635

Hotels 0.35%
Hilton Worldwide Finance, LLC
92,982	3.50	10/25/20		91,687
RHP Hotel Properties LP
99,750	3.75	01/15/21		99,626
				191,313

Support Services 0.35%
Acosta Inc. 2014 Term Loan
50,000	1.00	09/26/21		50,124
Advantage Sales + Marketing I Term Loan B
24,194	7.50	07/25/21	(c)	23,808
806	7.50	07/25/21	(c)	794
25,000	7.50	07/25/22		24,694
Sabre, Inc.
49,500	4.00	02/19/19		48,918
Sedgwick, Inc.
49,688	3.75	03/01/21		48,244
				196,582

Transportation Excluding Air & Rail 0.45%
Commercial Barge Line Co.
125,000	10.75	03/22/20		126,875
Syncreon Group Holdings BV
124,063	5.25	10/28/20		123,132
				250,007
Total Services				750,537

Technology & Electronics 0.29%
Electronics 0.25%
Entegris, Inc.
23,579	3.50	04/30/21		23,304

The accompanying notes are an integral part of the financial statements.

30	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments – High Yield Fund

as of September 30, 2014

Senior Term Loans (continued)

Principal Amount ($)	Interest Rate (%)	Maturity Date	Value ($)
Technology & Electronics (continued)
Iqor US, Inc.
48,413	6.00	04/01/21	44,661
75,000	9.75	04/01/22	67,781
			135,746

Software & Services 0.04%
Asurion LLC
24,807	5.00	05/24/19	24,717
Total Technology & Electronics			160,463

Utility 0.45%
Electric Generation 0.45%
Atlantic Power Ltd. Partnership
46,070	4.75	02/26/21	45,839
Calpine Corp.
99,250	4.00	10/30/20	98,488
Energy Future Intermediate Hl Term Loan
50,000	4.25	06/19/16	49,844
Texas Competitive Electric Holdings
56,436	3.75	05/05/16	56,541
Total Utility			250,712
Total Senior Term Loans (Cost $3,841,143)			3,832,324

Convertible Bond 0.14%

Automotive 0.14%
Auto Parts & Equipments 0.14%
Meritor, Inc.
75,000	4.00	02/15/27	77,344
Total Automotive			77,344
Total Convertible Bond (Cost $72,454)			77,344

	Interest Rate (%)	Shares	Value ($)

Preferred Stocks 0.74%

Banking 0.37%
Banking 0.37%
Ally Financial, Inc.	7.00%	118	118,701
Ally Financial, Inc.	8.50%	3,243	87,334
Total Banking			206,035

Preferred Stocks (continued)

Interest Rate (%)		Shares		Value ($)
Financials 0.13%
Diversified Financial Services 0.13%
Citigroup, Inc.	6.88%	1,749		46,069
General Finance Corp.	8.13%	1,116		28,469
Total Financials				74,538

Services 0.24%
Transportation Excluding Air & Rail 0.24%
Seaspan Corp.	6.38%	5,046		130,098
Total Services				130,098
Total Preferred Stocks (Cost $398,853)				410,671

Common Stocks 0.38%

Financials 0.01%
EME Reorganization Trust		41,260		5,677
Total Financials				5,677

Insurance 0.08%
Ambac Financial Group, Inc. *		2,014		44,509
Total Insurance				44,509

Services 0.26%
Travelport LLC New Travelport Equity		88,070	(d)	145,316
Total Services				145,316

Utility 0.03%
NRG Energy, Inc.		496		15,118
Total Utility				15,118
Total Common Stock (Cost $194,862)				210,620

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	31

Schedule of Investments – High Yield Fund

as of September 30, 2014

Short-Term Investment 2.56%

	Shares	Value ($)
State Street Institutional Liquid Reserve, 0.09%(e)	1,414,187	1,414,187
Total Short-Term Investment (Cost $1,414,187)		1,414,187
Total Investments 98.36% (Cost $54,471,941)		54,442,345
Other Assets Less Liabilities 1.64%		908,877
Net Assets 100.00%		55,351,222

*	Non income-producing security.

(a)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2014, the value of these securities amounted to $26,661,048 or 48.17% of net assets. Exempt securities that are also illiquid are as follows:

Security	Acquisition date	Cost	Market Value
Activision Blizzard, Inc., 6.13%, maturing 09/15/23	10/04/13	25,000	26,625
AECOM Technology Corp., 5.88%, maturing 10/15/24	09/17/14	50,000	50,562
Anna Merger Sub, Inc., 7.75%, maturing 10/01/22	09/15/14	50,000	50,375
Ashtead Capital, Inc., 5.63%, maturing 10/01/24	09/10/14	200,000	201,500
Cemex SAB de CV, 5.7%, maturing 01/11/25	09/04/14	200,000	193,200
Cequel Communications Holdings I, LLC, 5.13%, maturing 12/15/21	05/13/13	70,000	67,287
Gannett Co., Inc., 4.88%, maturing 09/15/21	09/03/14	25,000	24,250
inVentiv Health, Inc., 11%, maturing 08/15/18	06/02/14	11,000	8,910
Jac Holding Corp., 11.5%, maturing 10/01/19	09/17/14	25,000	25,688
Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc., 7.88%, maturing 10/01/22	09/19/14	75,000	75,187
NII International Telecom SCA, 11.38%, maturing 08/15/19	05/19/14	100,000	67,750
Nordea Bank AB, 5.5%, maturing 09/23/49	09/16/14	200,000	197,000
Steel Dynamics, Inc., 5.13%, maturing 10/01/21	09/04/14	100,000	101,500
Ultra Petroleum Corp., 6.13%, maturing 10/01/24	09/04/14	25,000	24,000
WR Grace & Co-Conn, 5.13%, maturing 10/01/21	09/11/14	75,000	76,406
WR Grace & Co-Conn, 5.63%, maturing 10/01/24	09/11/14	25,000	25,719

(b)	Defaulted security.

(c)	Illiquid security.

(d)	Securities fair valued in accordance with the Fund’s procedures. At September 30, 2014 the value of these securities amounted to $145,316, or 0.26% of net assets.

(e)	Yield as of September 30, 2014.

EUR	— Euro Currency.

The accompanying notes are an integral part of the financial statements.

32	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments – High Yield Fund

as of September 30, 2014

For reporting purposes, industry classifications are combined in this sector diversification chart. For industry classifications, please see the Schedule of Investments.

Credit Quality Breakdown*
September 30, 2014

S&P Ratings (Unaudited)
A-	0.05%
BBB	0.45%
BBB-	1.97%
BB+	5.87%
BB	11.08%
BB-	10.13%
B+	9.49%
B	13.73%
B-	11.34%
CCC+	15.98%

S&P Ratings (continued)
CCC	2.28%
CCC-	1.25%
CC	0.19%
D	0.38%
NR	13.21%
Short-Term Investments	2.60%

Total	100.00%

*	Expressed as a percentage of total investments (excluding securities lending collateral if applicable) and may vary over time.

NR	— Not rated.

Security ratings disclosed, if any, are obtained from Standard & Poor’s/Moody’s Investors Service.

VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$48,497,199	$—	$48,497,199
Senior Term Loans	—	3,832,324	—	3,832,324
Convertible Bond	—	77,344	—	77,344
Preferred Stocks	291,970	118,701	—	410,671
Common Stocks	65,304	145,316	—	210,620
Short-Term Investment	—	1,414,187	—	1,414,187
Total Investments	$357,274	$54,085,071	$—	$54,442,345

There were no transfers between Level 1, 2, or 3 as of September 30, 2014, based upon the valuation input levels assigned to securities on September 30, 2013.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	33

Statements of Assets and Liabilities

As of September 30, 2014

	The Japan Fund ($)	High Yield Fund ($)
Assets:
Investments, at value	153,250,007	54,442,345
Cash	—	14,761
Foreign currency	3,810,805	—
Receivable for investment securities sold	1,239,515	1,148,933
Dividends and interest receivable	941,604	1,014,413
Receivable from investment advisor	100,152	196,966

Total Assets	159,342,083	56,817,418

Liabilities:
Payable for investments purchased	980,785	1,124,315
Payable for Fund shares redeemed	145,724	—
Interest payable on senior term loans purchased	—	110,106
Accrued distribution fees	8,225	1,975
Accrued compliance services fees	13,744	7,693
Other accrued expenses and payables	282,810	222,107

Total Liabilities	1,431,288	1,466,196

Net Assets	157,910,795	55,351,222

Net assets consist of:
Paid-in capital	164,602,681	54,609,702
Accumulated net investment income (loss)	(1,028,646)	(81,377)
Accumulated net realized gain (loss) on investments and foreign currency related transactions	(43,562,309)	853,840
Net unrealized appreciation (depreciation) on:
Investments	38,305,278	(29,596)
Foreign currency related translations	(406,209)	(1,347)

Net Assets	157,910,795	55,351,222

Net Assets
Class A	3,937,019	2,887,542
Class C	6,432,900	1,643,716
Class I	2,039,238	50,819,964
Class S	145,501,638	—

Capital Shares Outstanding
Class A	320,154	282,008
Class C	538,773	160,484
Class I	166,629	4,961,730
Class S	11,754,503	—

Net Asset Value and Offering Price Per Share
Class A	12.30	10.24
Class C	11.94	10.24
Class I	12.24	10.24
Class S	12.38	—

Offering Price Per Share
Class A (100/94.25 of net assets) (100/96.25 for High Yield Fund)	13.05	10.64
Investments at cost	114,944,729	54,471,941
Cost of cash denominated in foreign currencies	4,210,382	—

The accompanying notes are an integral part of the financial statements.

34	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Statements of Operations

For the year ended September 30, 2014

	The Japan Fund ($)	High Yield Fund ($)
Investment Income:
Dividend income	2,890,637	34,926
Less: foreign taxes withheld	(287,418)	—
Interest income	—	3,609,798
Other income	—	309,121

Total Investment Income	2,603,219	3,953,845

Expenses:
Investment advisor fees	1,018,236	362,286
Transfer agent fees	593,708	125,898
Administration fees	325,471	162,690
Legal fees	562,574	229,711
Custodian fees	353,533	169,961
Compliance services fees	153,101	81,231
Directors’ fees and expenses	257,351	151,431
Distribution fees — Class A	13,642	8,806
Distribution fees — Class C	92,812	18,285
Distribution fees — Class S	68,961	—
Registration fees	37,818	36,367
Reports to shareholders	53,672	30,259
Audit fees and tax services	28,526	19,125
Amortization of offering costs	—	37,107
Other expenses	75,093	40,835

Total Expenses	3,634,498	1,473,992

Less: Fee waivers and expense reimbursements (see Note E)	(743,783)	(973,142)
Net Expenses	2,890,715	500,850

Net Investment Income (Loss)	(287,496)	3,452,995

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	17,574,625	1,028,679
Foreign currency related transactions	(494,373)	(3,950)

Total Realized Gain (Loss)	17,080,252	1,024,729

Net change in unrealized appreciation (depreciation) on:
Investments	(13,494,379)	27,232
Foreign currency related translations	(182,720)	(1,918)

Net Change in Unrealized Appreciation (Depreciation)	(13,677,099)	25,314

Net Realized and Unrealized Gain (Loss)	3,403,153	1,050,043

Increase (Decrease) in Net Assets Resulting From Operations	3,115,657	4,503,038

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	35

Statements of Changes in Net Assets

	The Japan Fund		High Yield Fund
	For the year ended September 30, 2014 ($)	For the year ended September 30, 2013 ($)	For the year ended September 30, 2014 ($)	For the period ended September 30, 2013 ($)*
Operations:
Net investment income (loss)	(287,496)	166,894	3,452,995	2,188,887
Net realized gain (loss)	17,080,252	9,020,539	1,024,729	578,736
Net change in unrealized appreciation (depreciation)	(13,677,099)	33,979,151	25,314	(56,257)

Net increase (decrease) in net assets resulting from operations	3,115,657	43,166,584	4,503,038	2,711,366

Distributions to shareholders from:
Net investment income:
Class A	(60,725)	(17,583)	(220,986)	(136,391)
Class C	(83,903)	(1,090)	(104,177)	(54,197)
Class I	(55,762)	(58,551)	(3,378,273)	(1,997,543)
Class S	(1,686,243)	(1,647,286)	—	—
Net realized gains:
Class A	—	—	(48,484)	—
Class C	—	—	(24,703)	—
Class I	—	—	(653,249)	—
Return of capital:
Class A	(3,145)	—	—	—
Class C	(4,346)	—	—	—
Class I	(2,888)	—	—	—
Class S	(87,334)	—	—	—

Total distributions to shareholders	(1,984,346)	(1,724,510)	(4,429,872)	(2,188,131)

Share transactions (See Note H)
Proceeds from shares sold	954,766	30,287,715	399,440	52,476,379
Reinvestment of cash dividends	1,644,419	1,465,781	4,374,080	2,162,510
Cost of shares redeemed	(36,440,666)	(35,536,298)	(4,565,341)	(94,116)
Redemption fees	1,937	6,835	1,863	6

Net increase (decrease) in net assets from fund share transactions	(33,839,544)	(3,775,967)	210,042	54,544,779

Increase (decrease) in net assets	(32,708,233)	37,666,107	283,208	55,068,014

Net Assets
Beginning of year	190,619,028	152,952,921	55,068,014	—

End of year	157,910,795	190,619,028	55,351,222	55,068,014

Accumulated net investment income (loss)	(1,028,646)	(965,312)	(81,377)	120,779

*	Fund commenced operations on December 27, 2012.

The accompanying notes are an integral part of the financial statements.

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Financial Highlights – The Japan Fund

The table below sets forth Financial data for a share of the Fund outstanding throughout each period presented.

	Year Ended September 30,
Class A	2014	2013	2012	2011		2010
Selected Per Share Data
Net asset value, beginning of year	$12.20	$9.38	$9.46	$9.26		$9.16
Income (loss) from investment operations:
Net investment income (loss)(a)	(0.06)	0.05	0.02	0.13		0.04
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.28	2.84	(0.05)	0.04	(g)	0.06

Total income (loss) from investment operations	0.22	2.89	(0.03)	0.17		0.10

Distributions to shareholders from:
Net investment income	(0.11)	(0.07)	(0.05)	(0.02)		—
Net realized gains	—	—	—	—		—
Return of capital	(0.01)	—	—	—		—

Total distributions	(0.12)	(0.07)	(0.05)	(0.02)		—

Redemption fees(a)	— (f)	— (f)	— (f)	0.05		—

Net asset value, end of year	$12.30	$12.20	$9.38	$9.46		$9.26

Total return (%)(b)(c)	1.84	30.99	(0.34)	2.34		1.09
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$4	$11	$5	$7		$—	(d)
Ratio of expenses before expense reductions/recoupment (%)(e)	2.21	2.00	1.93	1.78		2.35
Ratio of expenses after expense reductions/recoupments (%)	1.85	1.85	1.85	1.80		1.85
Ratio of net investment income (loss) (%)	(0.53)	0.46	0.22	1.27		0.49
Portfolio turnover rate (%)	51	62	34	54		47
	Year Ended September 30,
Class C	2014	2013	2012	2011		2010
Selected Per Share Data
Net asset value, beginning of year	$11.91	$9.17	$9.28	$9.16		$9.14
Income (loss) from investment operations:
Net investment income (loss)(a)	(0.14)	(0.04)	(0.05)	0.04		(0.07)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.27	2.79	(0.05)	0.08	(g)	0.09

Total income (loss) from investment operations	0.13	2.75	(0.10)	0.12		0.02

Distributions to shareholders from:
Net investment income	(0.09)	(0.01)	(0.01)	—		—
Net realized gains	—	—	—	—		—
Return of capital	(0.01)	—	—	—		—

Total distributions	(0.10)	(0.01)	(0.01)	—		—

Redemption fees(a)	— (f)	— (f)	— (f)	—		—

Net asset value, end of year	$11.94	$11.91	$9.17	$9.28		$9.16

Total return (%)(b)(c)	1.06	30.08	(1.10)	1.31		0.22
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$6	$11	$1	$1		$—	(d)
Ratio of expenses before expense reductions/recoupment (%)(e)	2.98	2.70	2.69	2.56		3.02
Ratio of expenses after expense reductions/recoupments (%)	2.60	2.60	2.60	2.54		2.60
Ratio of net investment income (loss) (%)	(1.17)	(0.39)	(0.54)	0.45		(0.78)
Portfolio turnover rate (%)	51	62	34	54		47

(a)	Calculated based on average shares outstanding during the period.
(b)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(c)	Total return does not include the effects of sales charges.
(d)	Amount represents less than $1,000,000.
(e)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(f)	Amount represents less than $0.01 per share.
(g)

Realized and unrealized gain (loss) per share did not correlate to the aggregate of the net realized and unrealized loss in the Statements of Operations for the year ended September 30, 2011, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	37

Financial Highlights – The Japan Fund

The table below sets forth Financial data for a share of the Fund outstanding throughout each period presented.

	Year Ended September 30,
Class I	2014	2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of year	$12.13	$9.36	$9.44	$9.24	$9.21
Income (loss) from investment operations:
Net investment income (loss)(a)	(0.04)	0.01	(0.05)	0.31	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.30	2.89	0.03 (e)	(0.12)	0.12

Total income (loss) from investment operations	0.26	2.90	(0.02)	0.19	0.11

Distributions to shareholders from:
Net investment income	(0.14)	(0.13)	(0.06)	(0.03)	(0.08)
Net realized gains	—	—	—	—	—
Return of capital	(0.01)	—	—	—	—

Total distributions	(0.15)	(0.13)	(0.06)	(0.03)	(0.08)

Redemption fees(a)	— (d)	— (d)	— (d)	0.04	— (d)

Net asset value, end of year	$12.24	$12.13	$9.36	$9.44	$9.24

Total return (%)(b)	2.12	31.27	(0.24)	2.46	1.16
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$2	$8	$7	$78	$1
Ratio of expenses before expense reductions/recoupment (%)(c)	1.89	1.75	1.52	1.42	1.89
Ratio of expenses after expense reductions/recoupments (%)	1.60	1.60	1.51	1.44	1.60
Ratio of net investment income (loss) (%)	(0.34)	0.13	(0.50)	3.13	(0.08)
Portfolio turnover rate (%)	51	62	34	54	47

(a)	Calculated based on average shares outstanding during the period.
(b)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(c)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(d)	Amount represents less than $0.01 per share.
(e)

Net realized and unrealized gain (loss) on investments and foreign currency transactions, net asset value, end of period and total return for the year ended September 30, 2011 were restated during the year ended September 30, 2012.

The accompanying notes are an integral part of the financial statements.

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Financial Highlights – The Japan Fund

The table below sets forth Financial data for a share of the Fund outstanding throughout each period presented.

	Year Ended September 30,
Class S	2014	2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of year	$12.27	$9.46	$9.53	$9.33	$9.28
Income (loss) from investment operations:
Net investment income (loss)(a)	(0.01)	0.01	0.04	0.03	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.26	2.92	(0.06)	0.19 (e)	0.13

Total income from investment operations	0.25	2.93	(0.02)	0.22	0.12

Distributions to shareholders from:
Net investment income	(0.13)	(0.12)	(0.05)	(0.02)	(0.07)
Net realized gain	—	—	—	—	—
Return of capital	(0.01)	—	—	—	—

Total distributions	(0.14)	(0.12)	(0.05)	(0.02)	(0.07)

Redemption fees(a)(c)	—	—	—	—	—

Net asset value, end of year	$12.38	$12.27	$9.46	$9.53	$9.33

Total return (%)(b)	2.03	31.25	(0.17)	2.34	1.29
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$146	$160	$140	$155	$173
Ratio of expenses before expense reductions/recoupment (%)(d)	2.09	1.82	1.77	1.65	1.97
Ratio of expenses after expense reductions/recoupments (%)	1.65	1.67	1.68	1.65	1.68
Ratio of net investment income (loss) (%)	(0.09)	0.10	0.47	0.28	(0.12)
Portfolio turnover rate (%)	51	62	34	54	47

(a)	Calculated based on average shares outstanding during the period.
(b)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(c)	Amount represents less than $0.01 per share.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(e)

Realized and unrealized gain (loss) per share did not correlate to the aggregate of the net realized and unrealized loss in the Statements of Operations for the year ended September 30, 2011, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	39

Financial Highlights – High Yield Fund

The table below sets forth Financial data for a share of the Fund outstanding throughout each period presented.

Class A	Year Ended September 30, 2014	Period Ended September 30, 2013(a)
Selected Per Share Data
Net asset value, beginning of year	$10.23	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.63	0.50
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.20	0.21

Total income (loss) from investment operations	0.83	0.71

Distributions to shareholders from:
Net investment income	(0.68)	(0.48)
Net realized gains	(0.14)	—

Total distributions	(0.82)	(0.48)

Redemption fees(b)	— (f)	—

Net asset value, end of year	$10.24	$10.23

Total return (%)(c)(d)	8.21	7.20	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$3	$5
Ratio of expenses before expense reductions (%)(e)	2.76	2.82	**
Ratio of expenses after expense reductions (%)	1.10	1.10	**
Ratio of net investment income (loss) (%)	6.01	6.48	**
Portfolio turnover rate (%)	114	148	*
Class C	Year Ended September 30, 2014	Period Ended September 30, 2013(a)
Selected Per Share Data
Net asset value, beginning of year	$10.23	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.55	0.44
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.20	0.21

Total income (loss) from investment operations	0.75	0.65

Distributions to shareholders from:
Net investment income	(0.60)	(0.42)
Net realized gains	(0.14)	—

Total distributions	(0.74)	(0.42)

Redemption fees(b)	— (f)	—

Net asset value, end of year	$10.24	$10.23

Total return (%)(c)(d)	7.39	6.63	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$2	$2
Ratio of expenses before expense reductions (%)(e)	3.56	3.67	**
Ratio of expenses after expense reductions (%)	1.85	1.85	**
Ratio of net investment income (loss) (%)	5.24	5.77	**
Portfolio turnover rate (%)	114	148	*

*	Not Annualized.
**	Annualized.
(a)	Fund commenced operations on December 27, 2012.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Total return does not include the effects of sales charges.
(e)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(f)	Amount represents less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

40	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Financial Highlights – High Yield Fund

The table below sets forth Financial data for a share of the Fund outstanding throughout each period presented.

Class I	Year Ended September 30, 2014	Period Ended September 30, 2013(a)
Selected Per Share Data
Net asset value, beginning of year	$10.23	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.65	0.51
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.20	0.22

Total income from investment operations	0.85	0.73

Distributions to shareholders from:
Net investment income	(0.70)	(0.50)
Net realized gains	(0.14)	—

Total distributions	(0.84)	(0.50)

Redemption fees(b)(e)	—	—

Net asset value, end of year	$10.24	$10.23

Total return (%)(c)	8.50	7.39	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$51	$48
Ratio of expenses before expense reductions (%)(d)	2.60	2.60	**
Ratio of expenses after expense reductions (%)	0.85	0.85	**
Ratio of net investment income (loss) (%)	6.24	6.71	**
Portfolio turnover rate (%)	114	148	*

*	Not Annualized.
**	Annualized.
(a)	Fund commenced operations on December 27, 2012.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(e)	Amount represents less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	41

Notes to Financial Statements

September 30, 2014

A. Organization

Nomura Partners Funds, Inc. (originally incorporated as The Japan Fund, Inc.) (the “Corporation”) was incorporated under the laws of the State of Maryland in 1961. Effective December 1, 2008, the Corporation changed its name from The Japan Fund, Inc. to Nomura Partners Funds, Inc. The Corporation is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Corporation currently consists of the following two series: The Japan Fund and High Yield Fund (each individually a “Fund” and collectively, the “Funds”). Each Fund is classified as a diversified series of the Corporation under the 1940 Act. Asia Pacific ex Japan Fund, Global Equity Income Fund and Global Emerging Markets Fund liquidated on March 19, 2014.

Class A, Class C and Class I shares of The Japan Fund commenced operations on December 29, 2008 and Class S shares of The Japan Fund commenced operations in 1962. High Yield Fund commenced operations on December 27, 2012.

The authorized capital stock of the Corporation consists of 1,400,000,000 shares of a par value of $0.33 1/3 divided among the classes of each Fund evenly, with all classes being authorized at 50,000,000 shares. 150,000,000 shares have been allocated to Funds or classes that are not currently in operation.

The investment objective of The Japan Fund is to achieve long-term capital growth. The investment objective of High Yield Fund is to achieve current yield and capital growth.

Effective October 16, 2013, all of the Funds of the Corporation were closed to purchases and exchanges. Nomura Asset Management U.S.A. Inc. (“NAM USA”) advised the Board of Directors (the “Board”) that it planned to exit the U.S.A. retail mutual fund business. Consequently, the Board has decided to close the Funds to purchases and exchanges while it considers the best course of action for each of the Funds. See Note J.

Each share of each class of a Fund represents an equal pro rata interest in such Fund and provides the shareholder the same voting, dividend, and other rights, except that shareholders of each class of a Fund have exclusive voting rights regarding any matter relating solely to that particular class. Class A shares of The Japan Fund are subject to a 5.75% front end sales load and Class A shares of High Yield Fund are subject to a 3.75% front end sales load. Class C shares are subject to a 1.00% contingent deferred sales charge for redemptions made within one year of purchase date.

B. Summary of Significant Accounting Policies

The Funds’ financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make certain estimates and assumptions at the date of the financial statements that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Management has evaluated the impact of all events or transactions occurring after period end through the date these financial statements were issued, and has determined that, except as set forth in Note J, there were no subsequent events requiring recognition or disclosure. The following summarizes the significant accounting policies:

Security Valuation. Securities listed or otherwise traded on a securities exchange, market or automated quotation system for which quotations are readily available, including securities traded over the counter (“OTC”), are valued at their most recent sale price as of the close of regular trading on the primary exchange or market (foreign or domestic) on which they are traded, or if there is no such reported sale on the valuation date, at the most recent quoted bid price. If such prices are not available, the security will be valued in accordance with fair value methods (the “Fair Value Procedures”) approved by the Board. In the case of certain foreign exchanges, the closing price reported by the exchange (which may sometimes be referred to by the exchange or one or more pricing agents as the “official close” or the “official closing price” or other similar term) will be considered the most recent sale price. If

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Nomura Partners Funds, Inc.

September 30, 2014

a security is traded on more than one exchange, or upon one or more exchanges and in the OTC market, quotations are taken from the security’s primary exchange or market.

Debt securities are priced based upon valuations provided by independent, third party pricing agents, if available. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from the Funds’ primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Funds’ Fair Value Procedures until an independent source can be secured. Debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value.

Participatory notes are valued based on the current day’s price of the underlying securities if a quoted price is not available.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed (“Local Currency”), the value of these portfolio assets in terms of U.S. Dollars is calculated by converting the Local Currency into U.S. Dollars at the prevailing currency exchange rate on the valuation date.

Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value (“NAV”), with the exception of exchange-traded open-end investment companies which are priced as equity securities as described above.

If market quotations, official closing prices, or information furnished by a pricing service are not readily available or do not accurately reflect fair value, or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, including, but not limited to, when (i) the security’s trading has been halted or suspended; (ii) the security has been de-listed from a national exchange; (iii) the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; (iv) the security has not been traded for an extended period of time; (v) the security’s primary pricing source is not able or willing to provide a price; (vi) trading of the security is subject to local government-imposed restrictions; and (vii) a significant event with respect to a security or securities has occurred after the close of the market or exchange on which the security or securities principally trades and before the time the Funds calculate NAVs, that security will be valued by another method that the Board believes accurately reflects fair value in accordance with the Funds’ Fair Value Procedures.

These events may create arbitrage opportunities that may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of overseas markets but prior to the close of U.S. market. The Fair Value Procedures, therefore, include a procedure whereby foreign securities’ prices may be “fair valued” by an independent pricing service, in accordance with a valuation policy approved by the Board to take those factors into account. At September 30, 2014, foreign securities representing the following percentages of net assets of the Funds were valued using fair value prices based on those adjustments and are classified as using Level 2 inputs within the valuation inputs disclosure on each Fund’s Schedule of Investments:

Funds
The Japan Fund	97.0%
High Yield Fund	N/A

Nomura Partners Funds	The World from Asia	:	43

Nomura Partners Funds, Inc.

September 30, 2014

Pursuant to the Fair Value Procedures for the Funds, the Board has delegated day-to-day responsibility for fair value determinations to the Corporation’s Pricing and Fair Valuation Committee. Fair value determinations are subject to review, approval or ratification by the Board.

At September 30, 2014, the total value of securities held that were fair valued using methods determined in good faith by the Corporation’s Pricing and Fair Valuation Committee represented approximately 0.00% and 0.26% of the net assets for the Japan Fund and the High Yield Fund, respectively. These securities are classified as using Level 2 inputs within the valuation inputs disclosure on the Funds’ Schedule of Investments.

There can be no assurance that a fair value used by the Funds on any given day will more accurately reflect the market value of a security or securities than the market price of such security or securities. A security’s valuation may differ depending on the method used for determining value. Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that the Fair Value Procedures will prevent dilution of a Fund’s NAV by short-term traders.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. These inputs are summarized into the three broad levels listed below. Each Fund’s hierarchy can be found on the Fund’s Schedule of Investments.

Level 1 — quoted unadjusted prices for identical instruments in active markets to which a Fund has access at the date of measurement.

Level 2 — quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3 — model-derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect a Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ policy is to disclose transfers between Levels based on valuations at the end of the reporting period. Each Fund may hold securities which are periodically fair valued in accordance with the Funds’ Fair Value Procedures. This may result in movements between Level 1 and Level 2 throughout the period. There were no transfers between Level 1, 2, or 3 as of September 30, 2014, based on the valuation input Levels on September 30, 2013 for the Funds.

Real Estate Investment Trust. Each Fund is permitted to invest in real estate investment trusts (“REIT“s). If a Fund invests in a REIT, such Fund will be subject to the risks associated with owning real estate and with the real estate industry generally. These risks include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in real estate markets, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, and the possibility of adverse changes in interest rates. To the extent a Fund invests in REITs, it will also be subject to the risk that a REIT will default on its obligations or go bankrupt. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

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Nomura Partners Funds, Inc.

September 30, 2014

Restricted Securities. Each Fund is permitted to invest in restricted securities. Restricted securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to the Funds. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Participatory Notes. Each Fund may invest in participatory notes. Participatory notes, which may be issued in various structures and may be designated by different terms, including, but not limited to, P-Notes and warrants, are instruments that derive their value from an underlying or referenced financial instrument, such as an equity share. Generally, non-U.S.-based brokerages buy locally-based securities and then issue participatory notes to investors. Participatory notes are subject to both investment risk relating to the underlying or referenced financial instrument and credit risk based on the uncertainty of the counterparty’s (i.e., the non-U.S.-based broker’s) ability to meet its obligations.

Foreign Currency. The books and records of the Funds are maintained in U.S. Dollars. The valuation of investment securities and other assets and liabilities that are denominated in a foreign currency are translated into U.S. Dollars at the prevailing exchange rates each business day. Purchases and sales of investment securities, income and expenses are translated into U.S. Dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. Dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates are not separately disclosed but are included with net realized and unrealized gains and losses on investment securities.

Dividends and Distributions of Income and Gains to Shareholders. Distributions to shareholders of net investment income and capital gains, if any, are declared and paid annually on all Funds.

Distributions are determined in accordance with applicable Federal income tax regulations, which may differ from GAAP. These differences are due to differing treatments of income and gain on various securities held by the Funds, timing differences and differing characterizations of distributions made by other funds in which the Funds may invest.

Security Transactions, Investment Income and Realized Gain and Loss. For financial reporting purposes, investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Premiums and discounts on fixed income securities are amortized and accreted to income using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes, if any. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after a Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Gains or losses realized on sales of investment transactions are recorded on an identified cost basis.

Federal Taxes. Each Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and distribute substantially all of its taxable income to shareholders. Therefore, no provision for Federal income tax or excise tax is required.

Each Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

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Each Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Corporation’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2011-2013), or expected to be taken in the Funds’ 2014 tax returns. The Corporation identifies its major tax jurisdictions as United States of America, the State of Maryland and foreign jurisdictions. The Corporation is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and Expense Allocation. Each Fund’s class-specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class’ respective net assets to the total net assets of each Fund.

Offering and Organizational Costs. Organizational costs for the Funds consist of incorporation fees and legal fees. These costs are expensed as incurred and are reflected on the Statements of Operations. Offering costs for the Funds consist of fees related to the mailing and printing of the initial prospectus, certain startup legal costs, and initial registration filings. Such costs are amortized over a twelve-month period beginning with the commencement of operations of the Funds. Amounts amortized in the current period are reflected on the Statements of Operations. Offering costs incurred and expensed for the year ended September 30, 2014 were as follows:

Fund	Costs Incurred	Costs Expensed
High Yield Fund	$37,107	$37,107

Redemption Fees. A shareholder who redeems Class A, Class C or Class I shares of all Funds or Class S shares of The Japan Fund within thirty days of purchase will incur a redemption fee of 2.00% of the current NAV of the shares, subject to certain exceptions. The fee will be assessed and retained by the Funds for the benefit of remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital and is reported on the Statements of Changes in Net Assets and Financial Highlights (on a per share basis). The Funds reserve the right to modify the term of or terminate this fee at any time.

C. Purchases and Sales of Securities

The cost of purchases and the proceeds from sales of investment securities, excluding short-term investments, for the year ended September 30, 2014, were as follows:

Fund	Purchases	Sales
The Japan Fund	$84,258,578	$119,418,767
High Yield Fund	61,181,992	62,989,149

D. Investment Advisory Fees, Administrator and Other Service Providers

Investment Advisor and Operations Service Agent. NAM USA is the investment advisor for the Funds pursuant to an Investment Advisory Agreement. NAM USA determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Funds. NAM USA directs the investments of the Funds, in accordance with the investment objectives, policies, and limitations of the Funds subject to the general supervision and control of the Board and officers of the Corporation. Effective October 16, 2013, NAM USA advised the Board that it planned to exit the U.S.A. retail mutual fund business.

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For these and other services, each Fund pays NAM USA a monthly investment advisory fee at an annual rate of the Fund’s average daily net assets as follows:

The Japan Fund	0.60% on the first $200 million; 0.55% on the next $200 million; and 0.50% on the Fund’s average daily net assets in excess of $400 million.
High Yield Fund	0.65% on the Fund’s average daily net assets.

NAM USA has agreed to waive and/or reimburse certain expenses. Please see Note E for further information.

NAM USA has entered into a sub-advisory agreement (each, a “Sub-Advisory Agreement”) with the sub-advisors set forth below, pursuant to which the sub-advisor provides certain investment advisory services to NAM USA with respect to a Fund:

Funds	Sub-Advisor(s)
The Japan Fund	Nomura Asset Management Co., Ltd. (“NAM Tokyo”)
High Yield Fund	Nomura Corporate Research and Assets Management Inc. (“NCRAM”)

Each sub-advisor receives compensation for its services out of NAM USA’s investment advisory fee.

NAM USA also serves as the operations services agent for the Corporation, pursuant to an Operations Services Agreement. Pursuant to this agreement, NAM USA provides management services to the Corporation, to oversee and administer its day-to-day operations. NAM USA receives no fees pursuant to this agreement, but may be reimbursed for reasonable out-of-pocket expenses incurred in carrying out its duties as operations services agent.

Administrator, Accountant, and Custodian. State Street Bank and Trust Company (“State Street”) provides administration services as administrator to the Funds (the “Administrator”), pursuant to an Administration Agreement. For its services, the Administrator receives fees from the Funds calculated daily and paid monthly at an annual rate of 0.10% of average daily net assets, with reductions as average daily net assets increase to certain levels, and subject to certain minimum requirements.

The Administrator also receives fees for certain additional services and reimbursement for out-of-pocket expenses. The Administrator or its affiliates do not pay any Fund fees, expenses or costs.

State Street also serves as custodian (the “Custodian”) and fund accounting agent to the Funds pursuant to a Master Custodian and Accounting Services Agreement. The Custodian attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Funds. For these services, the Funds pay State Street asset-based and transactional fees that vary according to the size of positions and number of transactions plus out-of-pocket fees.

Distributor. Foreside Fund Services, LLC serves as the Funds’ distributor (the “Distributor”). Each Fund has adopted plans (the “Plans”) that allow the Funds to pay distribution fees for the sale of their shares under Rule 12b-1 of the 1940 Act, and shareholder servicing fees for certain services provided to their shareholders. Each Fund has adopted a Plan for each of its Class A and Class C shares, and The Japan Fund has adopted a Plan for its Class S shares. Each Fund pays the Distributor or any other entity providing support services to their customers an aggregate fee of 0.25% of the average daily net assets of a Fund’s Class A shares and 1.00% of the average daily net assets of a Fund’s Class C shares. With respect to Class C shares, the Distributor may use up to 0.75% of the fees for distribution and sales support services. The Distributor is reimbursed for fees paid to various institutions for distribution and shareholder services provided to the S Class of The Japan Fund in an amount up to 0.25% of the average daily net assets of the Class S shares of The Japan Fund.

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For the year ended September 30, 2014, the Distributor did not retain any of the front-end sales charges assessed on the sale of Class A shares. For the year ended September 30, 2014, the Distributor did not retain any commissions from contingent deferred sales charges assessed on redemptions of Class C shares.

Other Service Providers. Boston Financial Data Services (“BFDS”) serves as the Funds’ transfer and dividend-paying agent (“Transfer Agent”) pursuant to a Transfer Agency and Services Agreement, and performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

Pursuant to a Compliance Services Agreement (the “Compliance Agreement”), Foreside Compliance Services, LLC (“FCS”), an affiliate of the Distributor, provides an Anti-Money Laundering Compliance Officer, a Chief Compliance Officer and certain additional compliance support functions to the Funds.

Pursuant to the Compliance Agreement, Foreside Management Services, LLC (“FMS”), an affiliate of the Distributor, provides a Principal Executive Officer and a Principal Financial Officer to the Funds.

The Principal Executive Officer, an officer of the Funds, is a control affiliate and an officer of the Distributor. Fees paid to FCS and FMS pursuant to the Compliance Agreement are reflected on the Statements of Operations within the caption “Compliance Services Fees”. Neither the Distributor, FCS nor FMS, nor any of their officers or employees who serve as an officer of the Funds, has any role in determining the Funds’ investment policies or which securities are to be purchased or sold by the Funds.

Directors’ and Officers’ Fees and Expenses. Retainer and meeting fees were as follows:

Quarterly Retainer for each Director	$12,500
Additional Quarterly Retainer for the Chairman of the Board	12,500
Additional Quarterly Retainer for the Chairman of the Audit Committee and the Chairman of the Investment Oversight Committee (“IOC”)	1,500
Additional Quarterly Retainer for the Compensation Committee Chair	1,000
Quarterly Regular Board Meeting Fee	4,000
Special Non-Quarterly Board Meeting Fee	1,500
Audit Committee Meeting Fee	3,000
Executive Committee Meeting Fee	1,500
Investment Oversight Committee Meeting Fees	3,000

The Funds will also reimburse each of the Directors for out-of-pocket expenses incurred in connection with attending the Board meetings.

Certain officers of the Funds are also officers or employees of the above named service providers, and during their terms of office, receive no compensation from the Funds.

E. Fee Waivers and Expense Reimbursements

With respect to Class A, Class C and Class I shares of each Fund, and with respect to Class S shares of The Japan Fund, NAM USA has contractually agreed to waive its investment advisory fee and, if necessary, to reimburse other operating expenses of a Fund to the extent necessary to limit total annual operating expenses (excluding distribution and service (12b-1) fees, interest expense, dividend expenses resulting from short sales of securities and certain other expenses), on an annualized basis, to 1.60% for The Japan Fund and 0.85% for High Yield Fund, in each case as a percentage of average daily net assets allocated to each such class of shares of such Fund, until January 28, 2015 (“Expense Cap Agreements”).

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September 30, 2014

For the year ended September 30, 2014 fees waived and reimbursed were as follows:

Fund	NAM USA Waived and Reimbursed
The Japan Fund	$743,783
High Yield Fund	973,142

Under the terms of the Expense Cap Agreements if, within three years following a waiver or reimbursement, the operating expenses of a share class of a Fund that previously received a waiver or reimbursement from NAM USA are less than the expense limit for such share class, the applicable share class is required to repay NAM USA up to the amount of fees waived or expenses reimbursed under the agreement if NAM USA or an affiliate serves as a Fund’s investment advisor at such time. For the three years through September 30, 2014, NAM USA waived and/or reimbursed fees under the Expense Cap Agreements as follows:

	Expires September 30,			Total Amount Eligible for
Funds	2015	2016	2017	Recoupment
The Japan Fund	$131,246	$243,519	$743,783	$1,118,548
High Yield Fund	—	573,416	973,142	1,546,558

F. Federal Income Tax Information

During the years ended September 30, 2014 and September 30, 2013, the tax character of distributions made by the Funds were as follows:

	Year Ended September 30, 2014				Year Ended September 30, 2013
Funds	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total	Ordinary Income	Long-Term Capital Gains	Total
The Japan Fund	$1,886,633	$—	$97,713	$1,984,346	$1,724,510	$—	$1,724,510
High Yield Fund	4,429,872	—	—	4,429,872	2,188,131	—	2,188,131

The components of distributable earnings for the Funds as of September 30, 2014 are listed below:

Funds	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)*	Capital Loss Carryover	Post October Currency Loss Deferral	Other	Total
The Japan Fund	$—	$—	$35,010,170	$(41,702,056)	$—	$—	$(6,691,886)
High Yield Fund	729,159	227,321	(110,115)	—	—	(104,845)	741,520

*	Includes unrealized appreciation (depreciation) on currency.

Shareholders are encouraged to consult with their tax advisors concerning the tax treatment of dividends and distributions from all the Funds.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with the Federal tax regulations, which may differ from GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from

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September 30, 2014

distributions during such period. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting their net asset values.

As of September 30, 2014, the Funds recorded the following reclassifications primarily due to foreign exchange gains/losses, passive foreign investment company gains and treatment of offering costs, to increase (decrease) the accounts listed below:

Funds	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-in Capital
The Japan Fund	$2,110,795	$(1,128,003)	$(982,792)
High Yield Fund	48,285	(13,905)	(34,380)

These reclassifications had no impact on net assets or NAV per share.

The following summarizes the capital loss carryforwards as of September 30, 2014 for the Funds. These capital loss carryforwards are available to offset future gains.

			Non-expiring Loss
Funds	2017	2018	Short Term	Long Term	Total
The Japan Fund	$—	$41,702,056	$—	$—	$41,702,056

Cost of investments for Federal income tax purposes is substantially the same as for financial reporting purposes and net unrealized appreciation (depreciation) on investments at September 30, 2014 consists of:

Funds	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)*	Tax Cost
The Japan Fund	$36,856,628	$(1,440,233)	$35,416,395	$117,833,612
High Yield Fund	876,541	(985,309)	(108,768)	54,551,113

*	Does not include unrealized appreciation/depreciation on currency.

G. Principal Risks of Investing in the Funds

Investment Risks. The Funds’ investments in foreign companies involve certain risks not typically associated with investments in securities of U.S. companies or the U.S. Government, including risks relating to (i) social, economic and political stability; (ii) price volatility, lesser liquidity and smaller market capitalization of securities markets in which securities of foreign companies trade; (iii) currency exchange fluctuations, currency blockage and higher levels of inflation; (iv) controls on foreign investment and limitations on repatriation of invested capital and on the Funds’ ability to exchange local currencies for U.S. Dollars; (v) governmental involvement in and control over the economy; (vi) risk of nationalization or expropriation of assets; (vii) the nature of the smaller, less seasoned and newly organized foreign companies; and (viii) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and less government supervision and regulation.

Concentration of Market Risk. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the U.S. In addition, investments in foreign countries are denominated in foreign currencies. As a result, changes in the value of the foreign currencies compared to the U.S. Dollar may affect (positively or negatively) the value of the Funds’ investments. These currency movements may happen separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country.

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September 30, 2014

Emerging Markets Risk. The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

High Yield Bonds Risk. The High Yield Fund’s investment in high yield bonds (also known as junk bonds) will subject the Fund to greater levels of credit and liquidity risks than funds that invest in higher rated securities. While offering greater opportunity for higher yields and capital growth, high yield bonds usually are subject to greater price volatility and may be less liquid than higher rated securities. An economic downturn or period of rising interest rates may adversely affect the market for these securities (see “Inflation Risk” below) and reduce the Fund’s ability to sell these securities (see “Liquidity Risk” below). These securities are considered to be high-risk investments, are speculative with respect to the capacity to pay interest and repay principal (see “Credit/ Default Risk” below) and may be issued by companies that are highly leveraged, less creditworthy or financially distressed (see “Distressed Securities Risk” below). These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for the securities. The market price of these securities can change suddenly and unexpectedly. You should not invest in the Fund unless you are willing to assume the greater risk associated with high yield bonds.

Bank Loan Risk. These investments expose a Fund to the credit risk of both the financial institution and the underlying borrower. The market for loans may not be highly liquid and a Fund may have difficulty selling them. Typically a Fund will acquire loans through assignments. In assignments, a Fund has no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In assignments, the rights against the borrower that are acquired by a Fund may be more limited than those held by the assigning lender. The Fund’s bank loan investments will usually be senior loans. Senior Loans are loans that have a right to payment senior to most other debts of the borrower. Senior Loans generally are arranged through private negotiations between a borrower and several financial institutions (the “Lenders”) represented in each case by one or more such Lenders acting as agent (the “Agent”) of the several Lenders. On behalf of the Lenders, the Agent is primarily responsible for negotiating the loan agreement (“Loan Agreement”) that establishes the relative terms and conditions of the Senior Loan and rights of the borrower and the Lenders.

Inflation (Interest Rate) Risk. Generally, high yield bonds will decrease in value when interest rates rise and increase in value when interest rates decline. Interest rate risk is the risk that the high yield bonds will decline in value because of increases in interest rates. Interest rate changes normally have a greater effect on the prices of longer-term high yield bonds than shorter-term high yield bonds. In addition, during periods of declining interest rates, the issuers of high yield bonds held by the Fund may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding debt securities. This is known as “Prepayment Risk” and may reduce the Fund’s income. Variable and floating rate securities are less sensitive to market interest rate changes, but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities generally will not increase in value if interest rates decline. A decrease in market interest rates may adversely affect the income the Fund receives from such securities and the net asset value of the Fund’s shares.

Liquidity Risk. Certain securities that are thinly traded or that otherwise might not be easily disposed in the course of regular trading may be deemed to be illiquid securities. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Also, the Fund may not be able to dispose of illiquid securities when that would be beneficial at a favorable time or price. The Fund may invest up to 15% of its assets in illiquid securities.

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Credit/Default Risk. Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. If an issuer fails to pay interest or repay principal, the Fund’s income or share value may be reduced. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

Distressed Securities Risk. Investing in distressed securities is speculative and involves significant risks. Distressed securities may be the subject of bankruptcy proceedings or in default as to the repayment of principal and/or interest or rated in the lower rating categories (Ca or lower by Moody’s and CC or lower by S&P or Fitch). Distressed securities frequently do not produce income and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment.

Please refer to the prospectus for a complete description of risks associated with the Funds.

H. Capital Transactions

The following tables summarize share and dollar activity in the Funds by class as of the year ended September 30, 2014 and the periods ended September 30, 2013:

	The Japan Fund
	Year Ended September 30, 2014		Year Ended September 30, 2013
	Shares	Dollars ($)	Shares	Dollars ($)
Shares Sold
Class A	7,692	93,035	942,254	10,927,662
Class C	29,453	344,426	928,404	10,468,557
Class I	17,965	215,468	724,339	8,155,682
Class S	24,793	301,837	69,222	735,814
Shares reinvested
Class A	3,860	47,704	1,499	14,604
Class C	4,513	54,483	49	467
Class I	3,426	42,064	5,737	55,479
Class S	120,786	1,500,168	142,662	1,395,231
Shares redeemed
Class A	(597,896)	(7,264,208)	(539,742)	(5,544,013)
Class C	(443,250)	(5,202,317)	(52,594)	(600,069)
Class I	(529,367)	(6,343,750)	(831,398)	(8,722,666)
Class S	(1,443,153)	(17,630,391)	(1,987,742)	(20,669,550)
Redemption fees
Class A	—	80	—	244
Class C	—	121	—	321
Class I	—	74	—	289
Class S	—	1,662	—	5,981

Net increase (decrease) from Capital Transactions	(2,801,178)	(33,839,544)	(597,310)	(3,775,967)

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	High Yield Fund
	Year Ended September 30, 2014		Period Ended September 30, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Shares Sold
Class A	21,267	218,860	510,062	5,199,570
Class C	3,831	39,580	169,684	1,713,999
Class I	13,686	141,000	4,500,589	45,562,810
Shares reinvested
Class A	25,026	260,409	12,683	129,795
Class C	8,661	90,115	4,720	48,264
Class I	386,395	4,023,556	193,833	1,984,451
Shares redeemed
Class A	(279,595)	(2,928,868)	(7,435)	(76,569)
Class C	(24,714)	(261,716)	(1,698)	(17,471)
Class I	(132,766)	(1,374,757)	(7)	(76)
Redemption fees
Class A	—	177	—	—
Class C	—	61	—	—
Class I	—	1,625	—	6

Net increase (decrease) from Capital Transactions	21,791	210,042	5,382,431	54,544,779

(a)	Fund commenced operations on December 27, 2012.

I. Commitments and Contingencies

In the normal course of business, the Funds enter into contracts that provide general indemnifications by the Funds to the counterparties to the contract. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

J. Subsequent Event

The Japan Fund

The shareholders of the Corporation approved a charter amendment that permitted the tax-free merger of The Japan Fund into the Matthews Japan Fund. The merger became effective as of October 20, 2014.

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The High Yield Fund

A prospectus/proxy statement has been filed and mailed in connection with a Special Meeting of Shareholders of the High Yield Fund (the “Existing Fund”) (the “Special Meeting”). The Special Meeting is scheduled for Friday, December 5, 2014, at 11:30 a.m. Eastern Time, at the offices of Davis Polk & Wardwell located at 450 Lexington Avenue, New York, New York 10017. The purposes of the Special Meeting of the Existing Fund are as follows:

1. To consider and approve an Agreement and Plan of Reorganization (the “Proposal”) providing for (i) the transfer of all of the assets of the Existing Fund to the Nomura High Yield Fund (the “New Fund”), a new series of The Advisors’ Inner Circle Fund III (“Acquiring Trust”) and the assumption by the New Fund of certain of the liabilities of the Existing Fund in exchange for Class I shares of the New Fund; (ii) the distribution of such New Fund shares to the shareholders of the Existing Fund; and (iii) the termination, dissolution and complete liquidation of the Existing Fund; and

2. To transact such other business as may properly come before the Special Meeting or any postponements or adjournments thereof.

Shareholders of record at the close of business on November 3, 2014, are entitled to notice of, and to vote at, the Special Meeting.

Subject to and following the approval of the Proposal, the Corporation will transfer all of the assets and specified liabilities of the Existing Fund to the New Fund in exchange for shares of the New Fund. The Existing Fund will distribute these shares of the New Fund on the closing date.

The High Yield Fund remains closed to all purchases and exchanges.

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Report of Independent Registered Public Accounting Firm

To the Shareholders of The Japan Fund and High Yield Fund

and the Board of Directors of Nomura Partners Funds, Inc.

We have audited the accompanying statement of assets and liabilities of The Japan Fund, a series of shares of Nomura Partners Funds, Inc., including the schedule of investments, as of September 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. We have also audited the accompanying statement of assets and liabilities of the High Yield Fund, a series of shares of Nomura Partners Funds, Inc., including the schedule of investments, as of September 30, 2014, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year then ended and for the period December 27, 2012 (commencement of operations) through September 30, 2013. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014 by correspondence with the custodian and brokers, or both other appropriate audit procedures where replies were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Japan Fund and High Yield Fund as of September 30, 2014, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years and period presented, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

November 28, 2014

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Shareholder Voting Results (Unaudited)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered management companies to report on all subject matters put to the vote of shareholders and to provide final results. Accordingly, the Board of Directors of the Corporation solicited a vote by the stockholders of the Corporation for the following items:

At a special meeting of stockholders of the Corporation held on September 10, 2014, the results of Proposal 1 were as follows:

Proposal 1: To approve the adjournment of the special meeting of stockholders to October 2, 2014.

	Shares Voted	% of Voted	% of Total
For	11,359,020.0060	89.078%	60.348%
Against	1,142,112.9190	8.957%	6.068%
Abstain	250,590.8660	1.965%	1.331%
Total	12,751,723.7910	100.000%	67.747%

At a special meeting of stockholders of the Corporation held on October 2, 2014, the results of Proposal 1 were as follows:

Proposal 1: To approve the amendment to the Corporation’s charter that will allow the Board of Directors of the Corporation to authorize the sale or transfer of all or substantially all of the Corporation’s assets without shareholder approval.

	Shares Voted	% of Voted	% of Total
For	12,756,520.905	89.913%	67.773%
Against	1,164,318.220	8.207%	6.186%
Abstain	266,769.396	1.880%	1.417%
Total	14,187,608.521	100.000%	75.376%

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Other Information (Unaudited)

Federal Tax Information

The below Funds have made an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Funds to their shareholders. For the year ended September 30, 2014, the total amount of foreign taxes paid that will be passed through to shareholders and foreign source income for information reporting purposes can be found below.

Funds	Foreign Tax Credit	Foreign Source Income	Shares Outstanding	Per Share Foreign Taxes Paid	Per Share Income from Foreign Source
The Japan Fund	$—	$—	12,780,059	$—	$—
High Yield Fund	—	120,276	5,404,222	—	0.02

The Funds paid distributions from ordinary income during the year that qualify for the corporate dividend received deduction. The percentage that qualifies is listed below:

Funds	DRD %
The Japan Fund	0.00
High Yield Fund	8.06

For the fiscal year ended September 30, 2014 certain dividends paid by the Funds may be designated as qualified income subject to a maximum rate of 15% as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds qualified dividend income can be found below.

Funds	Qualified Dividend Income
The Japan Fund	$2,884,429
High Yield Fund	34,926

Proxy Voting Information

The Board has delegated the responsibility for decisions regarding proxy voting for securities held by the Funds to NAM USA, who in turn has delegated the responsibility to the sub-advisors. Each sub-advisor will vote such proxies in accordance with its policies and procedures. Descriptions of the guidelines that the Funds’ sub-advisors use to vote proxies relating to portfolio securities, as well as information on Form N-PX regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, are available, without charge and upon request: (i) by visiting our website at www.nomurapartnersfunds.com; (ii) by calling toll free (800) 535-2726; and (iii) on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds’ Forms N-Q are available: by visiting our website at www.nomurapartnersfunds.com or on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330 or 1-202-551-8090.

Nomura Partners Funds	The World from Asia	:	57

Other Information (Unaudited) (concluded)

Delivery of Shareholder Documents

The Corporation delivers only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at (800) 535-2726, or write to Nomura Partners Funds, Inc., P.O. Box 55760, Boston, MA 02205-8005.

58	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Shareholder Expense Example (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, as applicable; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, as applicable, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from April 1, 2014 through September 30, 2014.

Actual expenses — Each “Actual Fund Return” row in the following table provides information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes — Each “Hypothetical Return” row in the following table provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees, as applicable. Therefore, each “Hypothetical Return” row in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The Japan Fund	Beginning Account Value 4/1/14	Ending Account Value 9/30/14	Expenses Paid During Period*	Annualized Expense Ratios*
Class A
Actual Fund Return	$1,000.00	$1,067.70	$9.59	1.85%
Hypothetical Return (5% return before expenses)	1,000.00	1,015.79	9.35	1.85%
Class C
Actual Fund Return	$1,000.00	$1,063.20	$13.45	2.60%
Hypothetical Return (5% return before expenses)	1,000.00	1,012.03	13.11	2.60%
Class I
Actual Fund Return	$1,000.00	$1,069.00	$8.30	1.60%
Hypothetical Return (5% return before expenses)	1,000.00	1,017.05	8.09	1.60%
Class S
Actual Fund Return	$1,000.00	$1,069.10	$8.61	1.66%
Hypothetical Return (5% return before expenses)	1,000.00	1,016.75	8.39	1.66%

*	Expenses are equal to a Fund’s annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

Nomura Partners Funds	The World from Asia	:	59

Shareholder Expense Example (Unaudited) (concluded)

High Yield Fund	Beginning Account Value 4/1/14	Ending Account Value 9/30/14	Expenses Paid During Period*	Annualized Expense Ratios*
Class A
Actual Fund Return	$1,000.00	$1,005.30	$5.53	1.10%
Hypothetical Return (5% return before expenses)	1,000.00	1,019.55	5.57	1.10%
Class C
Actual Fund Return	$1,000.00	$1,001.50	$9.28	1.85%
Hypothetical Return (5% return before expenses)	1,000.00	1,015.79	9.35	1.85%
Class I
Actual Fund Return	$1,000.00	$1,006.60	$4.28	0.85%
Hypothetical Return (5% return before expenses)	1,000.00	1,020.81	4.31	0.85%

*	Expenses are equal to a Fund’s annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

60	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Directors and Officers (Unaudited)

The following table presents information about each Director of the Corporation. Unless otherwise noted, the address of each Director is c/o State Street Bank and Trust Company, 4 Copley Place, 5th Floor, CPH-0326, Boston, MA 02116. The term of office for each Director is until the next meeting of stockholders called for the purpose of electing Directors and until the election and qualification of a successor, or until such Director sooner dies, resigns or is removed as provided in the governing documents of the Corporation. Because the Corporation does not hold an annual meeting of stockholders, each Director will hold office for an indeterminate period until retirement. The following chart lists Directors and information as of September 30, 2014. As of September 30, 2014, the Corporation consisted of two series: The Japan Fund and High Yield Fund. As of October 20, 2014, The Japan Fund merged into the Matthews Japan Fund and is no longer a series of the Corporation.

Non-Interested Directors:
Name, Age and Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	No. of Portfolios in Fund Complex Overseen

J. Douglas Azar (68)
Director and Chairman of the Board	Director 2005 to present; Vice Chairman 2008 to January 2010 and Chairman of the Board January 2010 to present	Retired, October 2000 to present; CEO of US Retail Financial Services Operations, ING (Amsterdam, Holland), April 2000 to October 2000; prior to his tenure at ING, Mr. Azar was employed in various capacities at American International Group from 1993 through 2000, the last of which was Regional Vice President of AIG Life Insurance Operations (Tokyo, Japan), from 1996 to April 2000; Executive VP of US and Canadian Insurance Operations, North American Life Assurance Co. (Toronto, Canada), 1991 to 1993; from 1970 through 1991, Mr. Azar was employed by Aetna Life and Casualty Company serving in numerous positions, the last one of which was Vice President of Life Insurance Marketing (Hartford, CT).	2

Lynn S. Birdsong (69)
Director and Chairman of the Investment Oversight Committee	2003 to present	Private Investor; Director, The Hartford Funds, May 2003 to present; Trustee, The Natural History Museum of the Adirondacks, December 2006 to present; Director, Berkshire Farm for Youth (social services), June 2003 to present; Trustee, The First Church of Christ, Scientist, Boston Pension Trust and Gift and Endowment Trust, June 2006 to present; Partner, George Birdsong Co. (advertising), January 1981 to present; Director, The Daycroft School Foundation, 2005 to October 2007; Managing Director, Zurich Scudder Investments (asset management), January 1979 to April 2002.	2

Nomura Partners Funds	The World from Asia	:	61

Directors and Officers (Unaudited) (continued)

Non-Interested Directors:
Name, Age and Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	No. of Portfolios in Fund Complex Overseen

Gregory A. Boyko (63)
Director	2011 to present	Senior Advisor, Evolution Benefits (medical savings accounts) 2009-2011; Senior Vice President and Head of Business Solutions Group, Hartford Financial Services, 2008-2009; Chairman, President and CEO, Hartford Life Insurance KK – Tokyo, Japan, 2006-2007; Chairman and CEO, Hartford Life International, LTD (insurance), 1998-2006.	2

James A. Firestone (59)
Director and Chairman of the Audit Committee	2005 to present	President, Corporate Operations and Executive Vice President, Xerox Corporation (printing and imaging), August 2008 to present; President, Xerox North America and Senior Vice President, Xerox Corporation, October 2004 to August 2008; President Corporate Operations and Senior Vice President, Xerox Corporation, 2002 to 2004; Director, Fuji Xerox Corp, Ltd., October 2002 to 2004 and January 2009 to present.	2

62	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Directors and Officers (Unaudited) (concluded)

The following table presents information about each Officer of the Corporation. Unless otherwise noted, (i) each Officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Officer is c/o State Street Bank and Trust Company, 4 Copley Place, 5th Floor, CPH-0326, Boston, MA 02116. The President, Treasurer and Secretary each holds office until his or her successor is duly elected and qualified; all other Officers hold offices in accordance with the By-Laws of the Corporation. The following chart lists Officers and information as of September 30, 2014.

Officers:
Name, Age and Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years

Richard J. Berthy (56)
Principal Executive Officer and President*+	April 2010 to present, September 2009 to April 2010 Principal Financial Officer and Treasurer	President and Managing Partner, Foreside Financial Group, LLC May 2008 to present; Chief Administrative Officer, Foreside Financial Group, LLC, January 2005 to May 2008; President and Secretary, Bainbridge Capital Management, June 2003 to June 2006.

Richard F. Cook, Jr. (63)
Chief Compliance Officer	April 2007 to present	Director of Foreside Compliance Services LLC, January 2006 to present.
Anti-Money Laundering Compliance Officer*+	August 2013 to present

Marjorie Caldwell (44)
Assistant Treasurer#	November 2012 to present	Assistant Vice President, State Street Bank and Trust Company.

William C. Cox (48)
Principal Financial Officer and Treasurer*+	May 2013 to present	Fund Principal Financial Officer, Foreside Financial Group, LLC, 2013 to present; Vice President, State Street Corporation, 1997 to 2012.

Jesse Hallee (38)
Secretary**++	May 2013 to present	Vice President and Senior Counsel, State Street Bank and Trust Company, March 2013 to present; Vice President and Counsel, Brown Brothers Harriman & Co., March 2007 to February 2013.

Bernard Brick (40)
Assistant Secretary**++	August 2013 to present	Assistant Vice President and Associate Counsel, State Street Bank and Trust Company, 2012 to present; Student, Northeastern University School of Law, 2008 to 2011.

*

The Corporation’s President, Treasurer, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer each also serves as an officer to other unaffiliated mutual funds or closed-end funds for which Foreside Fund Services, LLC, or its affiliates act as distributor or provider of other services.

+	The address for Richard J. Berthy, Richard F. Cook and William C. Cox is Foreside Financial Group, LLC, Three Canal Plaza, Suite 100, Portland, ME 04101.

#	The address for Marjorie Caldwell is State Street Bank and Trust Company, Channel Center, 1 Iron Street, Boston, MA 02210.

**	The address for Jesse Hallee and Bernard Brick is State Street Bank and Trust Company, 4 Copley Place, 5th Floor, CPH-0376, Boston, MA 02116.

++

Each of the Corporation’s Secretary and Assistant Secretary also serves as an officer to other unaffiliated mutual funds or closed-end funds for which State Street Bank and Trust Company or its affiliates act as a provider of services.

Nomura Partners Funds	The World from Asia	:	63

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of its management, and other information.

Asian Funds

The Japan Fund

Fixed Income Funds

High Yield Fund

Nomura Partners Funds:

Asian and global funds from leading Asian and global managers

Nomura Partners Funds offers a unique selection of mutual funds investing in Asian and global markets. Managed by Nomura Asset Management and premier managers in Europe and the United States, we provide a global perspective on today’s global markets. Our flagship fund, The Japan Fund, has been investing in Japanese equities since 1962 and is the oldest Japanese equity mutual fund in the United States. Nomura Asset Management is one of Asia’s leading investors with approximately $298.0 billion in assets under management as of September 30, 2014.

Nomura Partners Funds, Inc. c/o State Street Bank and Trust Company 4 Copley Place, 5th Floor CPH-0326 Boston, MA 02116	Distributor: Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101 www.foreside.com

Investment Advisor: Nomura Asset Management U.S.A. Inc. Worldwide Plaza 309 West 49th Street New York, New York 10019-7316	Chairman and Board of Directors: Nomura Partners Funds, Inc. 4 Copley Place, 5th Floor CPH-0326 Boston, MA 02116

To Obtain More Information: Call 1-800-535-2726 or visit us online at www.nomurapartnersfunds.com This material must be preceded or accompanied by a current prospectus.

Printed on recycled paper.

Nomura Asset Management U.S.A. Inc.

Worldwide Plaza, 309 West 49th Street, New York, New York 10019-7316

www.nomurapartnersfunds.com

NOM-AR-001-0914

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function. A copy of the code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, there have been no amendments to, nor any waivers granted from, a provision that relates to any elements of the code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1)	The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2)	The audit committee financial expert is Gregory A. Boyko and he is independent as defined in Item 3(a)(2) of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate Audit Fees of the registrant’s principal accountant for professional services rendered for the audits of the registrant’s annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal years ended September 30, 2014 and September 30, 2013, respectively, were $41,500 and $83,000.

(b)	Audit-Related Fees. The aggregate Audit-Related Fees of the registrant’s principal accountant for assurance and related services that are reasonably related to the performance of the audit or review of the registrant’s financial statements and are not reported as Audit Fees, which included the review of financial information contained within registration statement filings conducted on behalf of the registrant, as cited within paragraph (e)(2) of this Item, for the fiscal years ended September 30, 2014 and September 30, 2013, respectively, were and $0 and $0.

(c)	Tax Fees. The aggregate Tax Fees of the registrant’s principal accountant for professional services rendered for tax compliance, tax advice and tax planning services, which included the review of Federal and state income tax returns and the review of federal excise tax returns, for the fiscal years ended September 30, 2014 and September 30, 2013, respectively, were $12,500 and $20,000.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audit.

(d)	All Other Fees. The aggregate Other Fees of the registrant’s principal accountant for all other non-audit services rendered to the registrant, which included an annual review of the registrant’s anti-money laundering program, for the fiscal years ended September 30, 2014 and September 30, 2013, respectively, were $9,000 and $9,000.

(e)(1)	The audit committee of the registrant’s board of directors, pursuant to its audit committee charter (the “Charter”) and in accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, selected the principal accountant and approved, except as stated in paragraph (e)(2) below, all of the audit and non-audit services that were provided and the fees that were paid in each of 2014 and 2013 before the principal accountant was engaged to provide such services. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also, if applicable, pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser or its adviser affiliates that provide ongoing services to the registrant, if the engagement relates to the operations and financial reporting of the registrant. To date, the audit committee has not adopted any pre-approval policies and procedures (as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X) regarding the provision of audit or non-audit services to the registrant. The audit committee itself must approve all such services in advance in accordance with its Charter.

(e)(2)	All services described in each of paragraphs (b) through (d) of this Item were pre-approved by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X before the engagement of the principal accountant.

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the full-time, permanent employees of the principal auditor was 0%.

(g)	The aggregate non-audit fees billed to the registrant’s investment adviser or its adviser affiliates for professional services rendered to the registrant’s investment adviser or its adviser affiliates that provide ongoing services to the registrant for each of the last fiscal year of the registrant were as follows:

FY 2014: $0

FY 2013: $0

(h)	The registrant’s audit committee has considered the provision of non-audit services that were rendered by the principal accountant to the registrant’s investment adviser and the adviser’s affiliates, including, if applicable, any that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, to be compatible with maintaining the independence of the accountant, taking into account representations from the principal auditor, in accordance with Independence Standards Board requirements and the meaning of the securities laws administered by the SEC, regarding its independence from the registrant, its investment adviser and the adviser’s affiliates.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	The registrant’s full schedule of investments is included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Investment Management Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

During the reporting period, there have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))), are effective as of a date within 90 days of the filing date of this report, based on the evaluation of the registrant’s disclosure controls and procedures, as required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics is filed herewith.

(a)(2) Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act are filed herewith as Exhibit 99CERT.

(a)(3) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b) under the 1940 Act, Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act and Section 1350 of Chapter 63 of Title 18 of the United States Code are filed herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): NOMURA PARTNERS FUNDS, INC.

By (Signature and Title):	/s/ RICHARD J. BERTHY Richard J. Berthy President and Principal Executive Officer

Date: December 8, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ RICHARD J. BERTHY Richard J. Berthy President and Principal Executive Officer

Date: December 8, 2014

By (Signature and Title):	/s/ WILLIAM C. COX William C. Cox Treasurer and Principal Financial Officer

Date: December 8, 2014